Exhibit 10.1











                         OIL-DRI CORPORATION OF AMERICA



                                   $15,000,000



                     5.89% SENIOR NOTES DUE OCTOBER 15, 2015



                                 --------------


                                 NOTE AGREEMENT

                                 --------------






                          Dated as of December 16, 2005


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


                                TABLE OF CONTENTS
                             (Not Part of Agreement)

                                                                                                        Page


1.       AUTHORIZATION OF ISSUE OF NOTES...................................................................1

2.       PURCHASE AND SALE OF NOTES........................................................................1

3.       CONDITIONS OF CLOSING.............................................................................2

         3A.      Documents................................................................................2
         3B.      Opinion of Purchasers' Special Counsel...................................................3
         3C.      Opinion of Company's and Guarantors' Counsel.............................................3
         3D.      Representations and Warranties; No Default; Satisfaction of Conditions...................3
         3E.      Purchase Permitted By Applicable Laws; Approvals.........................................4
         3F.      Material Adverse Change..................................................................4
         3G.      Fees and Expenses........................................................................4
         3H.      Proceedings..............................................................................4


4.       PREPAYMENTS.......................................................................................4

         4A.      Required Prepayments.....................................................................4
         4B.      Optional Prepayment With Yield-Maintenance Amount........................................5
         4C.      Notice of Optional Prepayment............................................................5
         4D.      Partial Payments Pro Rata................................................................5
         4E.      Acquisition of Notes.....................................................................5


5.       AFFIRMATIVE COVENANTS.............................................................................6

         5A.      Financial Statements.....................................................................6
         5B.      Officer's Certificate....................................................................8
         5C.      Inspection...............................................................................9
         5D.      Restricted Subsidiaries..................................................................9
         5E.      Compliance with Law......................................................................9
         5F.      Insurance................................................................................9
         5G.      Maintenance of Properties...............................................................10
         5H.      Payment of Taxes and Claims.............................................................10
         5I.      Corporate Existence, etc................................................................10
         5J.      Ranking.................................................................................10
         5K.      Additional Guarantors...................................................................10


6.       NEGATIVE COVENANTS...............................................................................11

         6A.      Financial Covenants.....................................................................11
         6A(1).   Fixed Charges Coverage Ratio............................................................11
         6A(2).   Consolidated Debt.......................................................................11
         6A(3).   Consolidated Adjusted Net Worth.........................................................11
         6B.      Debt of Restricted Subsidiaries.........................................................11
         6C.      Liens...................................................................................12




                                TABLE OF CONTENTS
                                   (continued)


         6D.      Mergers and Consolidations..............................................................14
         6E.      Sale of Assets; Sale of Stock...........................................................14
         6F.      Nature of Business......................................................................16
         6G.      Transactions with Affiliates............................................................16
         6H.      Ownership of Restricted Subsidiaries....................................................16
         6I.      Terrorism Sanctions Regulations.........................................................16


7.       EVENTS OF DEFAULT................................................................................17

         7A.      Acceleration............................................................................17
         7B.      Rescission of Acceleration..............................................................19
         7C.      Notice of Acceleration or Rescission....................................................20
         7D.      Other Remedies..........................................................................20


8.       REPRESENTATIONS, COVENANTS AND WARRANTIES........................................................20

         8A(1).   Organization; Subsidiary Preferred Stock................................................20
         8A(2)    Power and Authority.....................................................................21
         8A(3).   Execution and Delivery of Transaction Documents.........................................21
         8B.      Financial Statements....................................................................21
         8C.      Actions Pending.........................................................................22
         8D.      Outstanding Debt........................................................................22
         8E.      Title to Properties.....................................................................22
         8F.      Taxes...................................................................................22
         8G.      Conflicting Agreements and Other Matters................................................22
         8H.      Offering of Notes.......................................................................23
         8I.      Use of Proceeds.........................................................................23
         8J.      ERISA...................................................................................23
         8K.      Governmental Consent....................................................................24
         8L.      Compliance with Environmental and Other Laws............................................24
         8M.      Regulatory Status.......................................................................24
         8N.      Permits and Other Operating Rights......................................................24
         8O.      Rule 144A...............................................................................25
         8P.      Absence of Financing Statements, etc....................................................25
         8Q.      Foreign Assets Control Regulations, Etc.................................................25
         8R.      Disclosure..............................................................................25
         8S.      Existing Indebtedness and Investments; Future Liens.....................................26


9.       REPRESENTATIONS OF EACH PURCHASER................................................................26

         9A.      Nature of Purchase......................................................................26
         9B.      Accredited Purchaser....................................................................26
         9C.      Source of Funds.........................................................................27


                                TABLE OF CONTENTS
                                   (continued)

10.      DEFINITIONS; ACCOUNTING MATTERS..................................................................28

         10A.     Yield-Maintenance Terms.................................................................28
         10B.     Other Terms.............................................................................29
         10C.     Accounting and Legal Principles, Terms and Determinations...............................40


11.      MISCELLANEOUS....................................................................................41

         11A.     Note Payments...........................................................................41
         11B.     Expenses................................................................................41
         11C.     Consent to Amendments...................................................................42
         11D.     Form, Registration, Transfer and Exchange of Notes; Lost Notes..........................42
         11E.     Persons Deemed Owners; Participations...................................................43
         11F.     Survival of Representations and Warranties; Entire Agreement............................43
         11G.     Successors and Assigns..................................................................43
         11H.     Independence of Covenants...............................................................44
         11I.     Notices.................................................................................44
         11J.     Payments Due on Non-Business Days.......................................................44
         11K.     Satisfaction Requirement................................................................44
         11L.     GOVERNING LAW...........................................................................44
         11M.     SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL........................................45
         11N.     Severability............................................................................45
         11O.     Descriptive Headings; Advice of Counsel; Interpretation.................................46
         11P.     Counterparts; Facsimile Signatures......................................................46
         11Q.     Severalty of Obligations................................................................46
         11R.     Independent Investigation...............................................................46
         11S.     Directly or Indirectly..................................................................46
         11T.     Confidential Information................................................................46
         11U.     Binding Agreement.......................................................................48


PURCHASER SCHEDULE

SCHEDULE 8A(1)  --       SUBSIDIARIES
SCHEDULE 8G     --       LIST OF AGREEMENTS RESTRICTING INDEBTEDNESS
SCHEDULE 8S     --       EXISTING INDEBTEDNESS, INVESTMENTS AND LIENS

EXHIBIT A       --       FORM OF NOTE
EXHIBIT B       --       FORM OF DISBURSEMENT DIRECTION LETTER
EXHIBIT C       --       FORM OF GUARANTY AGREEMENT
EXHIBIT D       --       FORM OF OPINION OF COMPANY'S AND GUARANTORS' COUNSEL

                         OIL-DRI CORPORATION OF AMERICA
                            410 North Michigan Avenue
                             Chicago, Illinois 60611



                                                     As of December 16, 2005



To Each of the Purchasers Named in the
Purchaser Schedule Attached Hereto

Ladies and Gentlemen:

     The undersigned, Oil-Dri Corporation of America, a Delaware corporation (herein called the "Company"), hereby agrees with the purchasers named in the Purchaser Schedule attached hereto (herein called the "Purchasers") as set forth below. Reference is made to paragraph 10 hereof for definitions of capitalized terms used herein and not otherwise defined herein.

     1. AUTHORIZATION OF ISSUE OF NOTES. The Company will authorize the issue of its senior promissory notes (the "Notes") in the aggregate principal amount of $15,000,000, to be dated the date of issue thereof, to mature October 15, 2015, to bear interest on the unpaid balance thereof from the date thereof until the principal thereof shall have become due and payable at the rate of 5.89% per annum (provided that, during any period when an Event of Default shall be in existence, at the election of the Required Holder(s) the outstanding principal balance of the Notes shall bear interest from and after the date of such Event of Default and until the date such Event of Default ceases to be in existence at the rate per annum from time to time equal to the Default Rate) and on overdue payments at the rate per annum from time to time equal to the Default Rate, and to be substantially in the form of Exhibit A attached hereto. The term "Notes" as used herein shall include each such senior promissory note delivered pursuant to any provision of this Agreement and each such senior promissory note delivered in substitution or exchange for any other Note pursuant to any such provision.

     2. PURCHASE AND SALE OF NOTES. The Company hereby agrees to sell to each Purchaser and, subject to the terms and conditions herein set forth, each Purchaser agrees to purchase from the Company the aggregate principal amount of Notes set forth opposite such Purchaser's name in the Purchaser Schedule attached hereto at 100% of such aggregate principal amount. The Company will deliver to each Purchaser, at the offices of Schiff Hardin LLP at 6600 Sears Tower, Chicago, Illinois, 60606, one or more Notes registered in such Purchaser's name (or, if specified in the Purchaser Schedule, in the name of the nominee(s) for such Purchaser specified in the Purchaser Schedule), evidencing the aggregate principal amount of Notes to be purchased by such Purchaser and in the denomination or denominations specified with respect to such Purchaser in the Purchaser Schedule against payment of the purchase price thereof by transfer of immediately available funds on the date of closing, which shall be December 16, 2005 (herein called the "closing" or the "date of closing"), for credit to the account or accounts as shall be specified in a letter on the Company's letterhead, in substantially the form of Exhibit B attached hereto, from the Company to the Purchasers delivered prior to the date of closing.

     3. CONDITIONS OF CLOSING. Each Purchaser's obligation to purchase and pay for the Notes to be purchased by such Purchaser hereunder is subject to the satisfaction, on or before the date of closing, of the following conditions:

     3A. Documents. Such Purchaser shall have received original counterparts or, if satisfactory to such Purchaser, certified or other copies of all of the following, each duly executed and delivered by the party or parties thereto, in form and substance satisfactory to such Purchaser, dated the date of closing unless otherwise indicated, and, on the date of closing, in full force and effect with no event having occurred and being then continuing that would constitute a default thereunder or constitute or provide the basis for the termination thereof:

          (i) the Note or Notes to be purchased by such Purchaser in the form of Exhibit A attached hereto;

          (ii) a Guaranty Agreement made by each Subsidiary party to a Guarantee of any Debt of the Company (other than the Notes) in favor of the holders of the Notes in the form of Exhibit C attached hereto (together with any other guaranty pursuant to which the Notes are guarantied and which is entered into as contemplated hereby, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof, collectively called the "Guaranty Agreements" and individually called a "Guaranty Agreement");

          (iii) a Secretary's Certificate signed by the Secretary or an Assistant Secretary and one other officer of the Company and each Guarantor certifying, among other things, (a) as to the names, titles and true signatures of the officers of the Company or such Guarantor, as the case may be, authorized to sign the Transaction Documents to which the Company or such Guarantor, as the case may be, is a party, (b) that attached thereto is a true, accurate and complete copy of the certificate of incorporation or other formation document of the Company or such Guarantor, as the case may be, certified by the Secretary of State (or other appropriate official or agency) of the state of organization of the Company or such Guarantor, as the case may be, as of a recent date, (c) that attached thereto is a true, accurate and complete copy of the by-laws, operating agreement or other organizational document of the Company or the Guarantor, as the case may be, which were duly adopted and are in effect as of the date of closing and have been in effect immediately prior to and at all times since the adoption of the resolutions referred to in clause (d), below, (d) that attached thereto is a true, accurate and complete copy of the resolutions of the board of directors or other managing body of the Company or such Guarantor, as the case may be, duly adopted at a meeting or by unanimous written consent of such board of directors or other managing body, authorizing the execution, delivery and performance of the Transaction Documents to which the Company or such Guarantor, as the case may be, is a party, and that such resolutions have not been amended, modified, revoked or rescinded, are in full force and effect and are the only resolutions of the shareholders, partners or members of the Company or such Guarantor, as the case may be, or of such board of directors or other managing body or any committee thereof relating to the subject matter thereof, (e) that the Transaction Documents executed and delivered to such Purchaser by the Company or such Guarantor, as the case may be, are in the form approved by its board of directors or other managing body in the resolutions referred to in clause (d), above, and (f) that no dissolution or liquidation proceedings as to the Company or any Subsidiary have been commenced or are contemplated;

          (iv) a certificate of corporate or other type of entity good standing for the Company and each Guarantor from the Secretary of State (or other appropriate official or agency) of the state of organization of the Company and each Guarantor, and of each state in which the Company or any such Guarantor is qualified to transact business as a foreign organization, in each case dated as of a recent date;

          (v) a copy of the Credit Agreement and the Existing Note Agreement, all amendments to each of the foregoing, and all instruments, documents and agreements delivered in connection with each of the foregoing, certified by an Officer's Certificate, dated the date of closing, as correct and complete;

          (vi) a copy of an executed consent under the Credit Agreement pursuant to which the Bank (as defined in the Credit Agreement) consents to the Guaranty Agreement notwithstanding the restrictions set forth in Section
     7.11 of the Credit Agreement; and

          (vii) such other certificates, documents and agreements as such Purchaser may reasonably request.

     3B. Opinion of Purchasers' Special Counsel. Such Purchaser shall have received from Schiff Hardin LLP, who are acting as special counsel for the Purchasers in connection with this transaction, a favorable opinion satisfactory to such Purchaser as to such matters incident to the matters herein contemplated as it may reasonably request.

     3C. Opinion of Company's and Guarantors' Counsel. Such Purchaser shall have received from Sonnenschien Nath & Rosenthal, special counsel for the Company and the Guarantors, a favorable opinion satisfactory to such Purchaser and substantially in the form of Exhibit D attached hereto, and the Company, by its execution hereof, hereby requests and authorizes such special counsel to render such opinion, and understands and agrees that each Purchaser receiving such an opinion will and is hereby authorized to rely on such opinion.

     3D. Representations and Warranties; No Default; Satisfaction of Conditions. The representations and warranties contained in paragraph 8 hereof and in the other Transaction Documents shall be true on and as of the date of closing (or if such representation or warranty expressly states that it has been made as of a specific date, as of such specific date), both before and immediately after giving effect to the issuance of the Notes on the date of closing and the consummation of any other transactions contemplated hereby and by the other Transaction Documents; there shall exist on the date of closing no Event of Default or Default, both before and immediately after giving effect to the issuance of the Notes on the date of closing and the consummation of any other transactions contemplated hereby and by the other Transaction

Documents; the Company and each Guarantor shall have performed all agreements and satisfied all conditions required under this Agreement or the other Transaction Documents to be performed or satisfied on or before the date of closing; and the Company and each Guarantor shall have delivered to such Purchaser an Officer's Certificate, dated the date of closing, to each such effect.

     3E. Purchase Permitted By Applicable Laws; Approvals. The purchase of and payment for the Notes to be purchased by such Purchaser on the date of closing on the terms and conditions herein provided (including the use of the proceeds of such Notes by the Company) shall not violate any applicable law or governmental regulation (including, without limitation, section 5 of the Securities Act or Regulation T, U or X of the Board of Governors of the Federal Reserve System) and shall not subject such Purchaser to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation, and such Purchaser shall have received such certificates or other evidence as it may request to establish compliance with this condition. All necessary authorizations, consents, approvals, exceptions or other actions by or notices to or filings with any court or administrative or governmental body or other Person required in connection with the execution, delivery and performance of this Agreement, the Notes and the other Transaction Documents or the consummation of the transactions contemplated hereby or thereby shall have been issued or made, shall be final and in full force and effect and shall be in form and substance satisfactory to such Purchaser.

     3F. Material Adverse Change. No material adverse change in the business, condition (financial or otherwise), operations or prospects of the Company and its Subsidiaries, taken as a whole, since July 31, 2005 shall have occurred or be threatened, as determined by such Purchaser in its sole judgment. The occurrence of the closing shall conclusively establish that such condition has been satisfied or waived by each Purchaser.

     3G. Fees and Expenses. Without limiting the provisions of paragraph 11B hereof, the Company shall have paid or arranged to pay at closing the reasonable fees, charges and disbursements of special counsel to the Purchasers referred to in paragraph 3B hereof.

     3H. Proceedings. All corporate and other proceedings taken or to be taken by the Company or any Guarantor in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in substance and form to such Purchaser, and such Purchaser shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

     4. PREPAYMENTS. The Notes shall be subject to prepayment with respect to the required prepayments specified in paragraph 4A and the optional prepayments permitted by paragraph 4B.

     4A. Required Prepayments. Until the Notes shall be paid in full, the Company shall apply to the prepayment of principal under the Notes, without premium, the sum of $1,500,000 on October 15, 2008, $200,000 on October 15, 2009, $1,500,000 on October 15, 2010, $2,100,000 on October 15, 2011, $2,300,000
on October 15, 2012 and $3,500,000 on October 15 in each of the years 2013 and 2014, and such principal amounts of the Notes, together with interest thereon to the prepayment dates, shall become due on such prepayment dates (provided that upon any purchase of the Notes pursuant to paragraph 4E the principal amount of each required prepayment of the Notes becoming due under this paragraph 4A on and after the date of such purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such purchase). The remaining outstanding principal amount of the Notes, together with any accrued and unpaid interest thereon, shall become due on October 15, 2015, the maturity date of the Notes.

     4B. Optional Prepayment With Yield-Maintenance Amount. The Notes shall be subject to prepayment, in whole at any time or from time to time in part (in integral multiples of $100,000 and a minimum of $500,000 on any one occurrence or, if less, the aggregate total outstanding principal amount of the Notes), at the option of the Company, at 100% of the principal amount so prepaid plus interest thereon to the prepayment date and the Yield-Maintenance Amount, if any, with respect to each Note. Any partial prepayment of the Notes pursuant to this paragraph 4B shall be applied in satisfaction of required payments of principal thereof (including the required payment of principal due upon the maturity thereof) in inverse order of their scheduled due dates.

     4C. Notice of Optional Prepayment. The Company shall give the holder of each Note irrevocable written notice of any prepayment pursuant to paragraph 4B not less than 30 days prior to the prepayment date, specifying such prepayment date and the aggregate principal amount of the Notes, and of the Notes held by such holder, to be prepaid on such date and stating that such prepayment is to be made pursuant to paragraph 4B. Notice of prepayment having been given as aforesaid, the principal amount of the Notes specified in such notice, together with interest thereon to the prepayment date and together with the Yield-Maintenance Amount, if any, with respect thereto, shall become due and payable on such prepayment date. The Company shall, on or before the day on which it gives written notice of any prepayment pursuant to paragraph 4B, give telephonic notice of the principal amount of the Notes to be prepaid and the prepayment date to each holder of the Notes that is an Institutional Investor which shall have designated a recipient of such notices in the Purchaser Schedule attached hereto or by notice in writing to the Company.

     4D. Partial Payments Pro Rata. In the case of each prepayment of less than the entire outstanding principal amount of all Notes pursuant to paragraph 4A or 4B, the principal amount so prepaid shall be allocated pro rata to all Notes at the time outstanding in proportion to the respective outstanding principal amounts thereof.

     4E. Acquisition of Notes. The Company shall not, and shall not permit any of its Subsidiaries or Affiliates to, prepay or otherwise retire in whole or in part prior to their stated final maturity (other than by prepayment pursuant to paragraph 4A or 4B or upon acceleration of such final maturity pursuant to paragraph 7A), or purchase or otherwise acquire, directly or indirectly, Notes held by any holder unless the Company or such Subsidiary or Affiliate shall have offered to prepay or otherwise retire or purchase or otherwise acquire, as the case may be, the same proportion of the aggregate principal amount of Notes held by each other holder of Notes at the time outstanding upon the same terms and conditions. Any Notes so prepaid or otherwise retired or purchased or otherwise acquired by the Company or any of its Subsidiaries or Affiliates shall not be deemed to be outstanding for any purpose under this Agreement.

     5. AFFIRMATIVE COVENANTS. The Company covenants that so long as any of the Notes are outstanding:

     5A. Financial Statements. The Company shall deliver to each holder of Notes that is an Institutional Investor:

          (i) Quarterly Statements -- within 45 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of, (a) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and (b) consolidated statements of income and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles applicable to quarterly financial statements
     generally,   and  certified  by  a  Senior  Financial   Officer  as  fairly
     presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this paragraph 5A(i);

          (ii) Annual Statements -- within 90 days after the end of each fiscal year of the Company, duplicate copies of, (a) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and (b) consolidated statements of income, changes in stockholders' equity and cash flows of the Company and its Subsidiaries, for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles, and accompanied by an opinion thereon of PricewaterhouseCoopers LLP, or of other independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with generally accepted accounting principles, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to stockholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this paragraph 5A(ii);

          (iii)  Additional  Financial  Statements  -- if as of  the  end of any
     quarterly fiscal period of the Company, the total assets of the Unrestricted Subsidiaries exceed 10% of Consolidated Assets or the total revenues of the Unrestricted Subsidiaries exceed 10% of

     Consolidated Revenues for the four fiscal quarters then ending, the financial statements required to be provided under paragraph 5A(i) or (ii), as the case may be, shall be accompanied by:

               (a) a consolidated balance sheet of the Unrestricted Subsidiaries as at the end of such quarter or fiscal year, as the case may be, together with a consolidating balance sheet for the Company and its Subsidiaries, and

               (b) consolidated statements of income, changes in stockholders' equity and cash flows of the Unrestricted Subsidiaries, for such quarter (and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter) or fiscal year, as the case may be, together with consolidating statements of income, changes in stockholders' equity (annual only) and cash flows of the Company and its Subsidiaries for such period, all in reasonable detail, prepared in accordance with generally accepted accounting principles to quarterly or annual financial statements, as the case may be, generally, and certified by a Responsible Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject in the case of quarterly financial statements to changes resulting from year-end adjustments.

          (iv) SEC and Other Reports -- promptly upon their becoming available, one copy of (a) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (b) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission) and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material);

          (v) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in paragraph 7A(vi), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

          (vi) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

               (a) with respect to any Plan, any reportable event, as defined in
          Section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

               (b) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under
          Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

               (c) any event, transaction or condition that could reasonably be expected to result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect; and

          (vi) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any federal or state regulatory bodies or administrative agencies or other governmental bodies relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

          (vii) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

     5B. Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to paragraph 5A(i) or paragraph 5A(ii) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

     (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of paragraph 6A through 6C hereof, inclusive, and of paragraph 6E hereof, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such paragraph, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such paragraphs, and the calculation of the amount, ratio or percentage then in existence); and

     (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

     5C. Inspection. The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

     (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

     (b) Default -- if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

     5D. Restricted Subsidiaries. So long as no Default or Event of Default shall have occurred and be continuing, the Company may at any time and from time to time, upon not less than 30 days' prior written notice given to each holder of the Notes, designate a previously Restricted Subsidiary as an Unrestricted Subsidiary or a previously Unrestricted Subsidiary as a Restricted Subsidiary, provided that immediately after such designation and after giving effect thereto no Default or Event of Default shall have occurred and be continuing, and provided further that the status of such Subsidiary had not been changed more than twice.

     5E. Compliance with Law. The Company will and will cause each of its Restricted Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     5F. Insurance. The Company will and will cause each of its Restricted Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

     5G. Maintenance of Properties. The Company will and will cause each of its Restricted Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this paragraph 5G shall not prevent the Company or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     5H. Payment of Taxes and Claims. The Company will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with generally accepted accounting principles on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     5I. Corporate Existence, etc. The Company will at all times preserve and keep in full force and effect its corporate existence, except as otherwise permitted by paragraph 6D. The Company will at all times preserve and keep in full force and effect the corporate existence of each of its Restricted Subsidiaries (unless merged into the Company or another Restricted Subsidiary) and all rights and franchises of the Company and its Restricted Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

     5J. Ranking. The Company will ensure that, at all times, all liabilities of the Company under the Notes will rank in right of payment either pari passu or senior to all other Debt of the Company except for Debt which is preferred as a result of being secured as permitted by paragraph 6C (but then only to the extent of such security).

     5K. Additional Guarantors. The Company covenants that, if at any time any Subsidiary becomes party to a Guarantee of any Debt of the Company, and such Subsidiary is not a Guarantor at such time, the Company will, at the same time, cause such Subsidiary to deliver to the holders of the Notes a Guaranty Agreement or a joinder to a Guaranty Agreement in favor of the holders of the Notes for the benefit of the holders of the Notes.

     6. NEGATIVE COVENANTS. The Company covenants that so long as any of the Notes are outstanding:

     6A. Financial Covenants.

     6A(1). Fixed Charges Coverage Ratio. The Company will not permit the Fixed Charges Coverage Ratio ("Ratio") for any period of four consecutive fiscal quarters ending at any time to be less than 1.50 to 1. In addition, for any fiscal quarter in which the Ratio is less than 1.50 to 1, the Company shall pay to the holders of the Notes additional interest at an annual rate of 0.25%, payable along with the semi-annual interest payments due under the Notes. Such additional interest, if any, for the Company's fiscal quarters ending October 31 and/or January 31 shall be paid at the time of the semi-annual interest payment due the next following April 15th and for the Company's fiscal quarters ending April 30 and/or July 31 shall be paid at the time of the semi-annual interest payment due the next following October 15th. The Company agrees that it will deliver to the holders of the Notes, together with its regular annual and quarterly financial statements (but in any event not less than 15 days prior to the date any scheduled semi-annual interest payment is due), a statement containing (i) the calculation of the Fixed Charges Coverage Ratio, (b) whether any additional interest is due under this paragraph and (c) the amount of such additional interest. In addition, the Company agrees that it will include, with the information that is required to accompany its payment by wire of semi-annual interest payments, the amount of any such additional interest and the identification of such amount as "additional interest".

     6A(2). Consolidated Debt. The Company will not permit Consolidated Debt to exceed 55% of Consolidated Total Capitalization, as calculated on the last day of each fiscal quarter of the Company.

     6A(3). Consolidated Adjusted Net Worth. The Company will not, at any time, permit Consolidated Adjusted Net Worth to be less than the sum of (a) $56,759,047, plus (b) an aggregate amount equal to 25% of its Consolidated Net Income (but, in each case, only if a positive number) for each completed fiscal quarter beginning with the fiscal quarter ended January 31, 2006.

     6B. Debt of Restricted Subsidiaries. The Company will not at any time permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume, guarantee, have outstanding, or otherwise become or remain directly or indirectly liable with respect to, any Debt other than:

     (i) Debt of a Restricted Subsidiary outstanding on April 15, 1998 and disclosed in Schedule 8S, provided that such Debt may not be extended, renewed or refunded except as otherwise permitted by this Agreement;

     (ii) Debt of a Restricted Subsidiary owed to the Company or another Restricted Subsidiary;

     (iii) Debt of a Restricted Subsidiary outstanding at the time such Restricted Subsidiary becomes a Subsidiary, provided that, (a) such Debt shall not have been incurred in contemplation of such Restricted Subsidiary becoming a Subsidiary, and (b) immediately after such Restricted Subsidiary becomes a Subsidiary no Default or Event of Default shall exist, and any extension, renewal or refunding of such Debt, provided that the principal amount thereof outstanding immediately before giving effect to such extension, renewal or refunding is not increased and no Default or Event of Default exists at the time of such extension, renewal or refunding; and

     (iv) Debt of a Restricted Subsidiary in addition to that otherwise permitted by the foregoing provisions of this paragraph 6B, provided that on the date the Restricted Subsidiary incurs or otherwise becomes liable with respect to any such additional Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt, (a) no Default or Event of Default exists, and (b) Priority Debt does not exceed 20% of Consolidated Total Capitalization, provided that Debt of Restricted Subsidiaries in respect of industrial revenue bonds, secured by Liens permitted by paragraph 6C(viii) and guaranteed by the Company shall not be included in Priority Debt for purposes of determining compliance with this paragraph 6B(iv).

Any Person which becomes a Restricted Subsidiary after the date hereof shall for all purposes of this paragraph 6B be deemed to have created, assumed or incurred at the time it becomes a Restricted Subsidiary all Debt of such corporation existing immediately after it becomes a Restricted Subsidiary.

     6C. Liens. The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Restricted Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

     (i) Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by paragraph 5H;

     (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due and payable other than those being contested in good faith by appropriate proceeding being diligently pursued;

     (iii) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (a) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or (b) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capitalized Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

     (iv) any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay;

     (v) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

     (vi) Liens on property or assets of the Company or any of its Restricted Subsidiaries securing Debt owing to the Company or to another Restricted Subsidiary;

     (vii) Liens existing on April 15, 1998 and securing the Debt of the Company and its Restricted Subsidiaries and described in Schedule 8S;

     (viii) any Lien created to secure all or any part of the purchase price, or to secure Debt incurred or assumed to pay all or any part of the purchase price or cost of construction, of property (or any improvement thereon) acquired or constructed by the Company or a Restricted Subsidiary after the date of the closing, provided that,

          (a) any such Lien shall extend solely to the item or items of such property (or improvement thereon) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon),

          (b) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to the lesser of (1) the cost to the Company or such Restricted Subsidiary of the property (or improvement thereon) so acquired or constructed and (2) the fair market value (as determined in good faith by the board of directors of the Company) of such property (or improvement thereon) at the time of such acquisition or construction, and

          (c) any such Lien shall be created contemporaneously with, or within 180 days after, the acquisition or construction of such property;

     (ix) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Restricted Subsidiary or its becoming a Restricted Subsidiary, or any Lien existing on any property acquired by the Company or any Restricted Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (1) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a

Restricted Subsidiary or such acquisition of property, and (2) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property;

     (x) any Lien renewing, extending or refunding any Lien permitted by paragraphs (vii), (viii) or (ix) of this paragraph 6C, provided that (1) the principal amount of Debt secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (2) such Lien is not extended to any other property, and (3) immediately after such extension, renewal or refunding no Default or Event of Default would exist;

     (xi) other Liens securing the Debt of the Company or any Restricted Subsidiary not otherwise permitted by paragraphs (i) through (x), provided that at the time the Company or such Restricted Subsidiary incurs or otherwise becomes liable for such Debt, Priority Debt does not exceed 20% of Consolidated Total Capitalization, provided further that Debt of Restricted Subsidiaries in respect of industrial revenue bonds secured by Liens permitted by paragraph 6C(viii) and guaranteed by the Company shall not be included in Priority Debt for purposes of determining compliance with this paragraph 6C(xi). Notwithstanding the foregoing, at no time shall any Lien otherwise permitted under this paragraph 6C(xi) secure any obligations under the Credit Agreement or any other working capital credit facility of the Company.

     6D. Mergers and Consolidations. The Company will not, and will not permit any of its Restricted Subsidiaries to, consolidate with or be a party to a merger with any other Person; provided, however, that:

     (i) any Restricted Subsidiary may merge or consolidate with or into the Company or any other Restricted Subsidiary so long as in any merger or consolidation involving the Company, the Company shall be the surviving or continuing corporation; and

     (ii) the Company may consolidate or merge with any other corporation if (a) the surviving entity is a solvent corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, (b) the surviving entity (if other than the Company) expressly assumes in writing the Company's obligation under the Notes and this Agreement, (c) the surviving entity delivers to the holders of the Notes an opinion of nationally recognized independent counsel to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof, and (d) at the time of such consolidation or merger and after giving effect thereto no Default or Event of Default shall have occurred and be continuing.

     6E. Sale of Assets; Sale of Stock. (i) The Company will not, and will not permit any Restricted Subsidiary to, sell, lease, transfer, abandon or otherwise dispose of assets (except assets sold for fair market value (x) in the ordinary course of business or (y) in a Sale and Leaseback Transaction); provided that the foregoing restrictions do not apply to:

          (a) the sale,  lease,  transfer  or other  disposition  of assets of a
     Restricted   Subsidiary  to  the  Company  or  a  Wholly-Owned   Restricted
     Subsidiary;

          (b) the sale of assets for cash or other property to a Person or Persons if all of the following conditions are met:

               (1) such assets (valued at net book value at the time of such sale) do not, together with all other assets of the Company and its Restricted Subsidiaries previously disposed of (valued at net book value at the time of such disposition) (other than in the ordinary course of business or in a Sale and Leaseback Transaction) during the same fiscal year exceed 15% of Consolidated Assets (which Consolidated Assets shall be determined as of the last day of the fiscal year ending on, or most recently ended prior to, such sale); and

               (2) in the opinion of the Company's Board of Directors, the sale is for fair market value and is in the best interests of the Company.

     provided, however, that for purposes of the foregoing calculation, there shall not be included any assets the proceeds of which were or are applied within 180 days of the date of sale of such assets to either (A) the acquisition of fixed assets useful and intended to be used in the operation of the business of the Company and its Restricted Subsidiaries within the limitations of paragraph 6F and having a fair market value (as determined in good faith by the Board of Directors of the Company) at least equal to that of the assets so disposed of, or (B) the prepayment at any applicable prepayment premium, of Debt of the Company or its Restricted Subsidiaries selected by the Company (other than Debt owing to the Company, any of its Subsidiaries or any Affiliate and Debt in respect of any revolving credit or similar credit facility providing the Company or any of its Restricted Subsidiaries with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Debt the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Debt). It is understood and agreed by the Company that any such proceeds paid and applied to the prepayment of the Notes as hereinabove provided shall be prepaid as and to the extent provided in paragraph 4B.

     (ii) The Company will not permit any Restricted Subsidiary to issue or sell any shares of stock of any class (including as "stock" for the purposes of this paragraph 6E, any warrants, rights or options to purchase or otherwise acquire stock or other Securities exchangeable for or convertible into stock) of such Restricted Subsidiary to any Person other than the Company or a Wholly-Owned Restricted Subsidiary, except for the purpose of qualifying directors, or except in satisfaction of the validly pre-existing preemptive rights of minority stockholders in connection with the simultaneous issuance of stock to the Company and/or a Restricted Subsidiary whereby the Company and/or such Restricted Subsidiary maintain their same proportionate interest in such Restricted Subsidiary.

     (iii) The Company will not sell, transfer or otherwise dispose of any shares of stock of any Restricted Subsidiary (except to qualify directors) or any Debt of any Restricted Subsidiary, and will not permit any Restricted Subsidiary to sell, transfer or otherwise dispose of (except to the Company or a Wholly-Owned Restricted Subsidiary) any shares of stock or any Debt of any other Restricted Subsidiary, unless:

          (a) simultaneously with such sale, transfer, or disposition, all shares of stock and all Debt of such Restricted Subsidiary at the time owned by the Company and by every other Restricted Subsidiary shall be sold, transferred or disposed of as an entirety;

          (b) said shares of stock and Debt are sold, transferred or otherwise disposed of to a Person, for a cash consideration and on terms reasonably deemed by the Board of Directors of the Company to be adequate and satisfactory;

          (c) the Restricted Subsidiary being disposed of shall not have any continuing investment in the Company or any other Restricted Subsidiary not being simultaneously disposed of; and

          (d) such sale or other disposition is permitted by paragraph 6E(i), which shall be deemed applicable hereunder to the sale of such shares of stock or Debt mutatis mutandis.

     6F. Nature of Business. Neither the Company nor any Restricted Subsidiary will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Company and its Restricted Subsidiaries would be substantially changed from the general nature of the business engaged in by the Company and its Restricted Subsidiaries on the date of closing.

     6G. Transactions with Affiliates. The Company will not and will not permit any Restricted Subsidiary to enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate, except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Restricted Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

     6H. Ownership of Restricted Subsidiaries. The Company will not permit any shares of capital stock or similar equity interests of any Restricted Subsidiary to be owned by an Unrestricted Subsidiary.

     6I. Terrorism Sanctions Regulations. The Company covenants that it will not and will not permit any Subsidiary to (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or
(b) engage in any dealings or transactions with any such Person.

     7. EVENTS OF DEFAULT.

     7A. Acceleration. If any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

          (i) the Company defaults in the payment of any principal or Yield-Maintenance Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

          (ii) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

          (iii) the Company defaults in the performance of or compliance with any term contained in paragraph 6; or

          (iv) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (i), (ii) and (iii) of this paragraph 7A) or any Guarantor defaults in the performance of or compliance with any term contained in any other
     Transaction Document and such failure shall not be remedied within the grace period, if any, provided therefor in such Transaction Document, and, in either case, such default is not remedied within 30 days after the earlier of (a) a Responsible Officer obtaining actual knowledge of such default and (b) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph 7A(iv)); or

          (v) any representation or warranty made in writing by or on behalf of the Company or any Guarantor or by any officer of the Company in this Agreement, any other Transaction Document or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any Material respect on the date as of which made; or

          (vi) (a) the Company or any Significant Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any period of grace provided with respect thereto, or (b) the Company or any Significant Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $5,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment; or

          (vii) the Company or any Significant Subsidiary (a) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (b) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (c) makes an assignment for the benefit of its creditors, (d) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (e) is adjudicated as insolvent or to be liquidated, or (f) takes corporate action for the purpose of any of the foregoing; or

          (viii) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Significant Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Significant Subsidiaries, or any such petition shall be filed against the Company or any of its Significant Subsidiaries and such petition shall not be dismissed within 60 days; or

          (ix) a final judgment or judgments for the payment of money aggregating in excess of $5,000,000 are rendered against one or more of the Company and its Significant Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

          (x) If (a) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (b) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under Section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (c) the aggregate "amount of unfunded benefit liabilities" (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed 5% of Consolidated Net Worth, (d) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (e) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (f) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (a) through
     (f) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect (as used in paragraph 7A(x), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA); or

          (xi) (i) the obligations of any Guarantor contained in any Guaranty Agreement shall cease to be in full force and effect or shall be declared by a court or governmental authority of competent jurisdiction to be void, voidable or unenforceable against any such Guarantor; (ii) the Company or any Guarantor shall contest the validity or enforceability of any Guaranty Agreement against any such Guarantor, or (iii) the Company or any Guarantor shall deny that such Guarantor has any further liability or obligation under any Guaranty Agreement unless in each case the Guaranty Agreement is replaced by an equivalent new Guaranty Agreement lacking the defect at issue;

then (a) if such event is an Event of Default specified in clause (i) or (ii) of this paragraph 7A, any holder of any Note (other than the Company or any of its Subsidiaries or Affiliates) may at its option, by notice in writing to the Company, declare all the Notes held by such holder to be, and all the Notes held by such holder shall thereupon be and become, immediately due and payable at par together with interest accrued thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, (b) if such event is an Event of Default specified in clause (vii) or (viii) (other than an Event of Default described in clause (a) of paragraph 7A(vii) or described in clause (f) of paragraph 7A(vii) by virtue of the fact that such clause encompasses clause (a) of paragraph 7A(vii)) of this paragraph 7A with respect to the Company, all of the Notes at the time outstanding shall automatically become immediately due and payable together with interest accrued thereon and together with the Yield-Maintenance Amount, if any, with respect to each Note, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company, and (c) if such event is not an Event of Default specified in clause (vii) or (viii) of this paragraph 7A with respect to the Company or is an Event of Default described in clause (a) of paragraph 7A(vii) or described in clause (f) of paragraph 7A(vii) by virtue of the fact that such clause encompasses clause (a) of paragraph 7A(vii) with respect to the Company, the Required Holder(s) may at its or their option, by notice in writing to the Company, declare all of the Notes to be, and all of the Notes shall thereupon be and become, immediately due and payable together with interest accrued thereon and together with the Yield-Maintenance Amount, if any, with respect to each Note, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and without the occurrence of a Default or an Event of Default and that the provision for payment of Yield-Maintenance Amount by the Company in the event the Notes are prepaid or are accelerated as a result of an Event of Default is intended to provide compensation for the deprivation of such right under such circumstances.

     7B. Rescission of Acceleration. At any time after any or all of the Notes shall have been declared immediately due and payable pursuant to paragraph 7A, the Required Holder(s) may, by notice in writing to the Company, rescind and annul such declaration and its consequences if (i) the Company shall have paid all overdue interest on the Notes, the principal of and Yield-Maintenance Amount, if any, payable with respect to any Notes which have become due otherwise than by reason of such declaration, and interest on such overdue interest and overdue principal and Yield-Maintenance Amount at the Default Rate,
(ii) the Company shall not have paid any amounts which have become due solely by reason of such declaration, (iii) all Events of Default and Defaults, other than non-payment of amounts which have become due solely by reason of such declaration, shall have been cured or waived pursuant to paragraph 11C, and (iv) no judgment or decree shall have been entered for the payment of any amounts due pursuant to the Notes or this Agreement. No such rescission or annulment shall extend to or affect any subsequent Event of Default or Default or impair any right arising therefrom.

     7C. Notice of Acceleration or Rescission. Whenever any Note shall be declared immediately due and payable pursuant to paragraph 7A or any such declaration shall be rescinded and annulled pursuant to paragraph 7B, the Company shall forthwith give written notice thereof to the holder of each Note at the time outstanding.

     7D. Other Remedies. If any Event of Default or Default shall occur and be continuing, the holder of any Note may proceed to protect and enforce its rights under this Agreement, the other Transaction Documents and such Note by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or the other Transaction Documents or in aid of the exercise of any power granted in this Agreement or any Transaction Document. No remedy conferred in this Agreement or the other Transaction Documents upon the holder of any Note is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

     8. REPRESENTATIONS, COVENANTS AND WARRANTIES. The Company represents, covenants and warrants to each Purchaser as follows:

     8A(1). Organization; Subsidiary Preferred Stock. (i) The Company is a corporation duly organized and existing in good standing under the laws of the State of Delaware and each Restricted Subsidiary is duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated. The Company and each of its Restricted Subsidiaries have duly qualified or been duly licensed, and are authorized to do business and are in good standing, in each jurisdiction in which the ownership of their respective properties or the nature of their respective businesses makes such qualification or licensing necessary and in which the failure to be so qualified or licensed could be reasonably likely to have a Material Adverse Effect. No Restricted Subsidiary has any outstanding shares of any class of capital stock which has priority over any other class of capital stock of such Subsidiary as to dividends or in liquidation except as may be owned beneficially and of record by the Company or a Wholly-Owned Restricted Subsidiary.

     (ii) Schedule 8A(1) contains (except as noted therein) a complete and correct list (a) of the Company's Subsidiaries, showing, as to each Subsidiary, its status (whether (1) a Restricted or Unrestricted Subsidiary and (2) a Significant Subsidiary or not), the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (b) of the Company's Affiliates, other than Subsidiaries, and
(c) of the Company's directors and senior officers.

     (iii) All of the outstanding shares of capital stock or similar equity interests of each Restricted Subsidiary shown in Schedule 8A(1) as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 8A(1)).

     (iv) No Restricted Subsidiary is a party to, or otherwise subject to any legal restriction or any Material agreement (other than this Agreement, the agreements listed on Schedule 8A(1) and customary limitations imposed by corporate law statutes) restricting the ability of such Restricted Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Restricted Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Restricted Subsidiary.

     8A(2) Power and Authority. The Company and each Restricted Subsidiary has all requisite corporate power to own or hold under lease and operate their respective properties which it purports to own or hold under lease and to conduct its business as currently conducted and as currently proposed to be conducted.

     8A(3). Execution and Delivery of Transaction Documents. The Company and each Subsidiary has all requisite corporate, limited liability company or partnership, as the case may be, power to execute, deliver and perform its obligations under this Agreement, the Notes and the other Transaction Documents to which it is a party. The execution, delivery and performance of this Agreement, the Notes and the other Transaction Documents have been duly authorized by all requisite corporate, limited liability company or partnership, as the case may be, action, and this Agreement, the Notes and the other Transaction Documents have been duly executed and delivered by authorized officers of the Company and each Subsidiary which is a party thereto and are valid obligations of the Company and each such Subsidiary, legally binding upon and enforceable against the Company and each such Subsidiary in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     8B.  Financial  Statements.  The Company has filed with the  Securities and
Exchange Commission reports on Forms 10-K and 10-Q containing the following financial statements: (i) a consolidated balance sheet of the Company and its Subsidiaries as at July 31 in each of the years 2001 to 2005, inclusive, and consolidated statements of income, stockholders' equity and cash flows of the Company and its Subsidiaries for each such year; and (ii) a consolidated balance sheet of the Company and its Subsidiaries as at October 31 in each of the years 2003 to 2005, inclusive, and consolidated statements of income and cash flows for the three-month period ended on such date, prepared by the Company. Such financial statements (including any related schedules and/or notes) are true and correct in all material respects (subject, as to interim statements, to changes resulting from audits and year-end adjustments), have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved and show all liabilities, direct and contingent, of the Company and its Subsidiaries required to be shown in accordance with such principles. The balance sheets fairly present the condition of the Company and its Subsidiaries as at the dates thereof, and the statements of income, stockholders' equity and cash flows fairly present the results of the operations of the Company and its Subsidiaries and their cash flows for the periods indicated. There has been no material adverse change in the business, property or assets, condition (financial or otherwise), operations or prospects of the Company and its Subsidiaries taken as a whole since July 31, 2005.

     8C. Actions Pending. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, or any properties or rights of the Company or any of its Subsidiaries, by or before any court, arbitrator or administrative or governmental body which, individually or in the aggregate, could reasonably be expected to result in any Material Adverse Effect.

     8D. Outstanding Debt. Neither the Company nor any of its Restricted Subsidiaries has outstanding any Debt except as permitted by paragraphs 6A(2) and 6B. There exists no default under the provisions of any instrument evidencing such Debt or of any agreement relating thereto.

     8E. Title to Properties. The Company has and each of its Restricted Subsidiaries has good and indefeasible title to its respective real properties (other than properties which it leases) and good title to all of its other respective properties and assets, including the properties and assets reflected in the balance sheet as at July 31, 2005 referred to in paragraph 8B (other than properties and assets disposed of in the ordinary course of business), subject to no Lien of any kind except Liens permitted by paragraph 6C. All leases necessary in any material respect for the conduct of the respective businesses of the Company and its Restricted Subsidiaries are valid and subsisting and are in full force and effect.

     8F. Taxes. The Company has and each of its Restricted Subsidiaries has filed all federal, state and other income tax returns which, to the knowledge of the officers of the Company and its Subsidiaries, are required to be filed, and each has paid all taxes as shown on such returns and on all assessments received by it to the extent that such taxes have become due, except such taxes (a) the amount of which is not individually or in the aggregate Material or (b) as are being actively contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Restricted Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Restricted Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended July 31, 2001.

     8G. Conflicting Agreements and Other Matters. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement or subject to any charter or other corporate restriction which can reasonably be expected to materially and adversely affects its ability to conduct its business or its property or assets, condition (financial or otherwise) or operations. Neither the execution nor delivery of this Agreement, the Notes or the other Transaction Documents, nor the offering, issuance and sale of the Notes, nor fulfillment of nor compliance with the terms and provisions hereof and of the Notes and the other Transaction

Documents will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to, the charter or by-laws of the Company or any of its Subsidiaries, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any of its Subsidiaries is subject. Neither the Company nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company of the type to be evidenced by the Notes or Indebtedness of any Guarantor of the type to be evidenced by the Guaranty Agreements except as set forth in the agreements listed in Schedule 8G attached hereto.

     8H. Offering of Notes. Neither the Company nor any agent acting on its behalf has, directly or indirectly, offered the Notes or any similar security of the Company for sale to, or solicited any offers to buy the Notes or any similar security of the Company from, or otherwise approached or negotiated with respect thereto with, any Person other than Institutional Investors, and neither the Company nor any agent acting on its behalf has taken or will take any action which would subject the issuance or sale of the Notes to the provisions of section 5 of the Securities Act or to the provisions of any securities or Blue Sky law of any applicable jurisdiction.

     8I. Use of Proceeds. Neither the Company nor any Subsidiary owns or has any present intention of acquiring any "margin stock" as defined in Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System (herein called "margin stock"). The proceeds of sale of the Notes will be used to fund future principal payments of the Debt of the Company, acquisitions (provided that none of the proceeds of the sale of the Notes will be used to finance a Hostile Tender Offer), stock repurchases, capital expenditures and for working capital purposes. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any Indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute the sale or purchase of any Notes a "purpose credit" within the meaning of such Regulation U. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement, any of the other Transaction Documents or any Note to violate Regulation T, Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as in effect now or as the same may hereafter be in effect.

     8J. ERISA. No accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan (other than a Multiemployer Plan). No liability to the PBGC has been or is expected by the Company or any ERISA Affiliate to be incurred with respect to any Plan (other than a Multiemployer Plan) by the Company, any Subsidiary or any ERISA Affiliate which is or could reasonably be expected to be materially adverse to the business, property or assets, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole. Neither the Company, any Subsidiary nor any ERISA Affiliate has incurred or presently expects to incur any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan which is or could reasonably be expected to be materially adverse to the business, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole. The execution and delivery of this Agreement and the other Transaction Documents and the issuance and sale of the Notes will be exempt from, or will not involve any transaction which is subject to, the prohibitions of section 406 of ERISA and will not involve any transaction in connection with which a penalty could be imposed under section 502(i) of ERISA or a tax could be imposed pursuant to section 4975 of the Code. The representation by the Company in the next preceding sentence is made in reliance upon and subject to the accuracy of each Purchaser's representation in paragraph 9B.

     8K. Governmental Consent. Neither the nature of the Company or of any Subsidiary, nor any of their respective businesses or properties, nor any relationship between the Company or any Subsidiary and any other Person, nor any circumstance in connection with the offering, issuance, sale or delivery of the Notes is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental body (other than routine filings after the date of closing with the Securities and Exchange Commission and/or state Blue Sky authorities) in connection with the execution and delivery of this Agreement or the other Transaction Documents, the offering, issuance, sale or delivery of the Notes or fulfillment of or compliance with the terms and provisions hereof or of the Notes.

     8L. Compliance with Environmental and Other Laws. The Company and its Restricted Subsidiaries and all of their respective properties and facilities have complied at all times and in all respects with all federal, state, local, foreign and regional statutes, laws, ordinances and judicial or administrative orders, judgments, rulings and regulations, including, without limitation, those relating to protection of the environment except, in any such case, where failure to comply, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     8M. Regulatory Status. Neither the Company nor any of its Restricted Subsidiaries is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) a "public utility" within the meaning of the Federal Power Act, as amended.

     8N. Permits and Other Operating Rights. The Company and each Restricted Subsidiary has all such valid and sufficient certificates of convenience and necessity, franchises, licenses, permits, operating rights and other authorizations from federal, state, foreign, regional, municipal and other local regulatory bodies or administrative agencies or other governmental bodies having jurisdiction over the Company or any Restricted Subsidiary or any of its properties, as are necessary for the ownership, operation and maintenance of its businesses and properties, as presently conducted and as proposed to be conducted while the Notes are outstanding, subject to exceptions and deficiencies which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and such certificates of convenience and necessity, franchises, licenses, permits, operating rights and other authorizations from federal, state, foreign, regional, municipal and other local regulatory bodies or administrative agencies or other governmental bodies having jurisdiction over the Company, any Restricted Subsidiary or any of its properties are free from restrictions or conditions which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, and neither the Company nor any Restricted Subsidiary is in violation of any thereof in any material respect.

     8O. Rule 144A. The Notes are not of the same class as securities of the Company, if any, listed on a national securities exchange, registered under
Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

     8P. Absence of Financing Statements, etc. Except with respect to Liens permitted by paragraph 6C hereof, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future Lien on, or security interest in, any assets or property of the Company or any of its Restricted Subsidiaries or any rights relating thereto.

     8Q. Foreign Assets Control Regulations, Etc.

          (i) Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

          (ii) Neither the Company nor any Subsidiary (i) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (ii) engages in any dealings or transactions with any such Person. The Company and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

          (iii) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company.

     8R. Disclosure. This Agreement, any other Transaction Document and the other documents, certificates and other writings delivered to any Purchaser by or on behalf of the Company or any Guarantor in connection with the transactions contemplated hereby taken as a whole do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact or facts peculiar to the Company or any of its Subsidiaries which materially adversely affects or in the future may (so far as the Company can now reasonably foresee), individually or in the aggregate, reasonably be expected to materially adversely affect the business, property or assets, or financial condition of the Company or any of its Restricted Subsidiaries and which has not been set forth in this Agreement, the Company's Annual Report of Form 10-K for the fiscal year ending July 31, 2005, the Company's Quarterly Report on Form 10-Q for the quarterly period ending October 31, 2005, the Form 8-Ks filed by the Company with the Securities and Exchange Commission on November 2, 2005, November 7, 2005 and November 25, 2005, or in the other documents, certificates and statements furnished to each Purchaser by or on behalf of the Company prior to the date hereof in connection with the transactions contemplated hereby. Any financial projections delivered to any Purchaser on or prior to the date hereof are believed to be reasonable and are based on the assumptions stated therein and the best information available to the officers of the Company.

     8S. Existing Indebtedness and Investments; Future Liens. (i) Except as described therein, Schedule 8S sets forth a complete and correct list of all outstanding Debt and Investments of the Company and its Restricted Subsidiaries as of October 31, 2005, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt or Investments of the Company or its Restricted Subsidiaries, as the case may be. Neither the Company nor any Restricted Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Restricted Subsidiary and no event or condition exists with respect to any Debt of the Company or any Restricted Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

     (ii) Except as disclosed in Schedule 8S, neither the Company nor any Restricted Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by paragraph 6C.

     9. REPRESENTATIONS OF EACH PURCHASER. Each Purchaser represents as follows:

     9A. Nature of Purchase. Such Purchaser is not acquiring the Notes to be purchased by it hereunder with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act, provided that the disposition of such Purchaser's property shall at all times be and remain within its control.

     9B. Accredited Purchaser. Such Purchaser is an "accredited investor" as defined in Regulation D promulgated under the Securities Act and an experienced and sophisticated investor with such knowledge and experience in financial and business matters as is necessary to evaluate the merits and risks of an investment in the Notes.

     9C. Source of Funds. At least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

          (i) the Source is an "insurance company general account" (as that term is defined in the United States Department of Labor's Prohibited Transaction Exemption ("PTE") 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC Annual Statement")) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser's state of domicile; or

          (ii) the Source is a separate account that is maintained solely in connection with such Purchaser's fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

          (iii) the Source is either (a) an insurance company pooled separate account, within the meaning of PTE 90-1, or (b) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (iii), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

          (iv) the Source constitutes assets of an "investment fund" (within the meaning of Part V of PTE 84-14 (the "QPAM Exemption")) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (a) the identity of such QPAM and (b) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (iv); or

          (v) the Source constitutes assets of a "plan(s)" (within the meaning of Section IV of PTE 96-23 (the "INHAM Exemption")) managed by an "in-house asset manager" or "INHAM" (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of "control" in Section IV(h) of the INHAM Exemption) owns a 5% or more interest in the Company and (a) the identity of such INHAM and (b) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (v); or

          (vi) the Source is a governmental plan; or

          (vii) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (vii); or

          (viii) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this paragraph 9B, the terms "employee benefit plan", "governmental plan", and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

     10. DEFINITIONS; ACCOUNTING MATTERS. For the purpose of this Agreement, the terms defined in paragraphs 10A and 10B (or within the text of any other paragraph) shall have the respective meanings specified therein and all accounting matters shall be subject to determination as provided in paragraph 10C.

     10A. Yield-Maintenance Terms.

          "Called Principal" shall mean, with respect to any Note, the principal of such Note that is to be prepaid pursuant to paragraph 4B or has become or is declared to be immediately due and payable pursuant to paragraph 7A, as the context requires.

          "Discounted Value" shall mean, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (as converted to reflect the periodic basis on which interest on such Note is payable, if interest is payable other than on a semi-annual basis) equal to the Reinvestment Yield with respect to such Called Principal.

          "Reinvestment Yield" shall mean, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City local time) on the Business Day next preceding the Settlement Date with respect to such Called Principal for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date on the display designated as "Page PX1" on the Bloomberg Financial Services Screen (or such other display as may replace Page PX1 on the Bloomberg Financial Services Screen or, if Bloomberg Financial Services shall cease to report such yields or shall cease to be
Prudential Capital Group's customary source of information for calculating yield-maintenance amounts on privately placed notes, then such source as is then Prudential Capital Group's customary source of such information), or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, (ii) the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15(519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between yields reported for various maturities. The Reinvestment Yield shall be rounded to that number of decimal places as appears in the coupon of the applicable Note.

          "Remaining Average Life" shall mean, with respect to the Called Principal of any Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "Remaining Scheduled Payments" shall mean, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date.

          "Settlement Date" shall mean, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to paragraph 4B or is declared to be immediately due and payable pursuant to paragraph 7A, as the context requires.

          "Yield-Maintenance Amount" shall mean, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Called Principal of such Note over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of (including interest due on) the Settlement Date with respect to such Called Principal. The Yield-Maintenance Amount shall in no event be less than zero.

     10B. Other Terms.

          "Affiliate" shall mean (i) with respect to any Person, any other Person (other than a Restricted Subsidiary) (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company, (b) which beneficially owns or holds 10% or more of any class of the Voting Stock of the Company, (c) 10% or more of the Voting Stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of which is beneficially owned or held by the Company or a

Subsidiary or (d) any officer or director of such Person, and (ii) with respect to Prudential, shall include any managed account, investment fund or other vehicle for which Prudential or any Affiliate of Prudential acts as investment advisor or portfolio manager. A Person shall be deemed to control a corporation or other entity if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or other entity, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

          "Anti-Terrorism Order" means Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079
(2001), as amended.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City or Chicago are required or authorized to be closed.

          "Capitalized Lease" shall mean any lease the obligations of the lessee under which constitute Capitalized Lease Obligations.

          "Capitalized Lease Obligation" shall mean any rental obligation of any Person which, under generally accepted accounting principles, would be required to be capitalized on the books of such Person, taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with such principles.

          "closing" or "date of closing" shall have the meaning given in paragraph 2 hereof.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

          "Company"   means   Oil-Dri   Corporation   of  America,   a  Delaware
corporation.

          "Confidential Information" shall have the meaning given in paragraph 11T.

          "Consolidated Adjusted Net Worth" shall mean, at any time, (a) Consolidated Net Worth, minus (b) the excess, if any, of (i) the aggregate amount of all outstanding Restricted Investments over (ii) 20% of Consolidated Net Worth.

          "Consolidated Assets" shall mean, at any time, the total assets of the Company and its Restricted Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Restricted Subsidiaries as of such time prepared in accordance with generally accepted accounting principles, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Restricted Subsidiaries.

          "Consolidated Debt" shall mean, as of any date of determination, the total of all Debt of the Company and its Restricted Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Restricted Subsidiaries in accordance with generally accepted accounting principles.

          "Consolidated Income Available for Fixed Charges" shall mean, with respect to any period, Consolidated Net Income for such period plus all amounts deducted in the computation thereof on account of (a) Fixed Charges and (b) taxes imposed on or measured by income or excess profits.

          "Consolidated Net Income" shall mean, with reference to any period, the net income (or loss) of the Company and its Restricted Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with generally accepted accounting principles, after eliminating all offsetting debits and credits between the Company and its Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Restricted Subsidiaries in accordance with generally accepted accounting principles, provided that there shall be excluded:

          (a) the income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Company or a Restricted Subsidiary, and the income (or loss) of any Person, substantially all of the assets of which have been acquired in any manner, realized by such other Person prior to the date of acquisition,

          (b) the income (or loss) of any Person (other than a Restricted Subsidiary) in which the Company or any Restricted Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Company or such Restricted Subsidiary in the form of cash dividends or similar cash distributions,

          (c) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary,

          (d) any restoration to income of any contingency reserve (excluding a contingency reserve established in the ordinary course of business, such as reserves for uncollectable accounts), except to the extent that provision for such reserve was made out of income accrued during such period,

          (e) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, conversion, exchange or other disposition of capital assets (such term to include, without limitation, (i) all non-current assets and, without duplication, (ii) the following, whether or not current: all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all Securities),

          (f) any gains resulting from any write-up of any assets (but not any loss resulting from any write-down of any assets),

          (g) any net gain from the collection of the proceeds of life insurance policies,

          (h) any gain arising from the acquisition of any Security, or the extinguishment, under generally accepted accounting principles, of any Debt, of the Company or any Subsidiary,

          (i) any net income or gain (but not any net loss) during such period from (i) any change in accounting principles in accordance with generally accepted accounting principles, (ii) any prior period adjustments resulting from any change in accounting principles in accordance with generally accepted accounting principles, (iii) any extraordinary items, or (iv) any discontinued operations or the disposition thereof,

          (j) any deferred credit representing the excess of equity in any Restricted Subsidiary at the date of acquisition over the cost of the investment in such Restricted Subsidiary,

          (k) in the case of a successor to the Company by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets,

          (l) any portion of such net income that cannot be freely converted into United States Dollars; and

          (m) non-cash charges incurred by the Company on or before July 31, 2003, relating to the write-off of the Company's equity investments in the Washoe County, Nevada projects and to the closing of the Company's Christmas Valley, Oregon facility in an aggregate amount not in excess of $4,700,000.

          "Consolidated Net Worth" shall mean, at any time, (a) the sum of (i) the par value (or value stated on the books of the corporation) of the capital stock (but excluding treasury stock and capital stock subscribed and unissued) of the Company and its Restricted Subsidiaries plus (ii) the amount of the paid-in capital and retained earnings of the Company and its Restricted Subsidiaries, in each case as such amounts would be shown on a consolidated balance sheet of the Company and its Restricted Subsidiaries as of such time prepared in accordance with generally accepted accounting principles, minus (b) to the extent included in clause (a), all amounts properly attributable to minority interests, if any, in the stock and surplus of Restricted Subsidiaries.

          "Consolidated Revenues" shall mean, for any period, the total revenues of the Company and its Restricted Subsidiaries determined in accordance with generally accepted accounting principles.

          "Consolidated Total Capitalization" shall mean, at any time, the sum of Consolidated Adjusted Net Worth and Consolidated Debt.

          "Credit Agreement" shall mean that certain Credit Agreement, dated as of January 29, 1999, by and between Harris Trust and Savings Bank and the Company, as amended, restated or otherwise modified from time to time.

          "Debt" shall mean,  with respect to any Person,  without  duplication,
(a) its liabilities for borrowed money; (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property); (c) its Capitalized Lease Obligations; (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and (e) any Guarantee of such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof. Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under generally accepted accounting principles.

          "Default" shall mean any of the events specified in paragraph 7A, whether or not any requirement for such event to become an Event of Default has been satisfied.

          "Default Rate" shall mean a rate per annum from time to time equal to the greater of (i) 7.89%, or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank from time to time in New York City as its Prime Rate.

          "Environmental Laws" shall mean any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          "ERISA Affiliate" shall mean any corporation which is a member of the same controlled group of corporations as the Company within the meaning of section 414(b) of the Code, or any trade or business which is under common control with the Company within the meaning of section 414(c) of the Code.

          "Event of Default" shall mean any of the events specified in paragraph 7A, provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Existing Note Agreement" shall mean that certain Note Purchase Agreement, dated as of April 15, 1998, by and among the Company and the Purchasers named in Schedule A attached thereto.

          "Existing Note Agreement Amendment" shall mean an amendment to the Existing Note Agreement, among the Company and the holders of the 1998 Notes, in form and substance satisfactory to the holders of the Notes, which provides that any Guaranty (as defined in the Existing Note Agreement) by any Subsidiary of any Debt of the Company shall not be included in Priority Debt (as defined in the Existing Note Agreement) so long as any such Subsidiary is a party to a guaranty agreement in favor of the holders of the 1998 Notes.

          "Fixed Charges" shall mean, with respect to any period, the sum of (a) Interest Charges for such period and (b) Lease Rentals for such period.

          "Fixed Charges  Coverage  Ratio" shall mean, at any time, the ratio of
(a) Consolidated Income Available for Fixed Charges for the period of four consecutive fiscal quarters ending on, or most recently ended prior to, such time to (b) Fixed Charges for such period of four consecutive fiscal quarters.

          "Guarantee" shall mean, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such
Person: (a) to purchase such indebtedness or obligation or any property constituting security therefor; (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation; (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof. In any computation of the indebtedness or other liabilities of the obligor under any Guarantee, the indebtedness or other obligations that are the subject of such Guarantee shall be assumed to be direct obligations of such obligor.

          "Guarantor" shall mean any Subsidiary that is a party to a Guaranty Agreement as of the date of closing and each other Person which delivers a Guaranty Agreement or a joinder to a Guaranty Agreement pursuant to paragraph 5K hereof, together with the respective successors and assignee of each of the foregoing entities.

          "Guaranty Agreement" and "Guaranty Agreements" shall have the same meaning given in paragraph 3A (ii) hereof.

          "Hostile Tender Offer" shall mean any offer to purchase, or any purchase of, shares of capital stock of any corporation or equity interests in any other entity, or securities convertible into or representing the beneficial ownership of, or rights to acquire, any such shares or equity interests, if such shares, equity interests, securities or rights are of a class which is publicly traded on any securities exchange or in any over-the-counter market, other than purchases of such shares, equity interests, securities or rights representing less than 5% of the equity interests or beneficial ownership of such corporation or other entity for portfolio investment purposes, and such offer or purchase has not been duly approved by the board of directors of such corporation or the equivalent governing body of such other entity.

          "including" shall mean, unless the context clearly requires otherwise, "including without limitation", whether or not so stated.

          "Indebtedness" with respect to any Person means, at any time, without duplication, (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock; (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property); (c) all liabilities appearing on its balance sheet in accordance with generally accepted accounting principles in respect of Capitalized Leases; (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money); (f) Swaps of such Person; and (g) any Guarantee of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof. Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under generally accepted accounting principles.

          "Institutional Investor" shall mean (i) any original purchaser of a Note, (ii) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (iii) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

          "Interest Charges" shall mean, with respect to any period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Company and its Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Restricted Subsidiaries in accordance with generally accepted accounting principles): (a) all interest in respect of Debt of the Company and its Restricted Subsidiaries (including imputed interest on Capitalized Lease Obligations) deducted in determining Consolidated Net Income for such period, less interest income of the Company and its Restricted Subsidiaries included in Consolidated Net Income for such period and (b) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period.

          "Investment" shall mean any investment, made in cash or by delivery of property, by the Company or any of its Restricted Subsidiaries (i) in any Person, whether by acquisition of stock, Debt or other obligation or Security, or by loan, Guarantee, advance, capital contribution or otherwise, or (ii) in any property.

          "Lease Rentals" shall mean, with respect to any period, the sum of the minimum amount of rental and other obligations required to be paid during such period by the Company or any Restricted Subsidiary as lessee under all leases of real or personal property (other than Capitalized Leases), excluding any amounts required to be paid by the lessee (whether or not therein designated as rental or additional rental) (a) which are on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges, or (b) which are based on profits, revenues or sales realized by the lessee from the leased property or otherwise based on the performance of the lessee.

          "Lien" shall mean, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capitalized Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

          "Material"   shall  mean   material  in  relation  to  the   business,
operations, affairs, financial condition, assets, properties or prospects of the Company and its Restricted Subsidiaries taken as a whole.

          "Material Adverse Effect" shall mean a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or
(c) the validity or enforceability of this Agreement or the Notes.

          "Multiemployer Plan" shall mean any Plan which is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

          "Notes" shall have the meaning given in paragraph 1 hereof.

          "Officer's Certificate" shall mean a certificate signed in the name of the Company by a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor or replacement entity thereto under ERISA.

          "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization and a government or any department or agency thereof.

          "Plan" shall mean any "employee pension benefit plan" (as such term is defined in section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any ERISA Affiliate.

          "Preferred Stock" shall mean any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

          "Priority Debt" shall mean, without duplication, the sum of (a) all Debt of the Company secured by any Lien permitted under paragraph 6C(xi), and
(b) all Debt of Restricted Subsidiaries (except (i) Debt held by the Company or a Wholly-Owned Restricted Subsidiary and (ii) upon the effectiveness of the Existing Note Agreement Amendment, any Guarantee by any Subsidiary of any Debt of the Company so long as such Subsidiary is party to a Guaranty Agreement).

          "property" or "properties" shall mean, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

          "Prudential" shall mean The Prudential Insurance Company of America.

          "Purchasers"   shall  have  the  meaning  given  in  the  introductory
paragraph hereof.

          "Required Holder(s)" shall mean the holder or holders of more than 50% of the aggregate principal amount of the Notes from time to time outstanding.

          "Responsible Officer" shall mean any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

          "Restricted   Investments"  shall  mean  all  Investments  except  the
following:

          (a) property to be used in the ordinary course of business of the Company and its Restricted Subsidiaries;

          (b) current assets arising from the sale of goods and services in the ordinary course of business of the Company and its Restricted Subsidiaries;

          (c) Investments in one or more Restricted Subsidiaries or any Person that concurrently with such Investment becomes a Restricted Subsidiary;

          (d)  Investments  existing  on the date of closing  and  disclosed  in
     Schedule 8S;

          (e) Investments in direct obligations of the United States of America or any agency or instrumentality of the United States of America, the payment or guarantee of which constitutes a full faith and credit obligation of the United States of America, in either case, maturing within three years from the date of acquisition thereof;

          (f) Investments in tax-exempt obligations of any state of the United States of America, or any municipality of any such state, in each case rated "AA" or better by S&P, or "Aa2" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing, provided that such obligations mature within 365 days from the date of acquisition thereof;

          (g) Investments in certificates of deposit and bankers' acceptances maturing within one year from the date of issuance thereof, issued by a bank or trust company organized under the laws of the United States of America or any State thereof having capital, surplus and undivided profits aggregating at least $200,000,000; provided that at the time of acquisition thereof by the Company or a Restricted Subsidiary, the senior unsecured long-term debt of such bank or trust company or of the holding company of such bank or trust company is rated "AA" or better by S&P or "Aa2" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing;

          (h) Investments in commercial paper of corporations organized under the laws of the United States of America or any state thereof maturing in 270 days or less from the date of issuance which, at the time of acquisition by the Company or any Restricted Subsidiary, is accorded a rating of "A-1" or better by S&P or "P-1" by Moody's or an equivalent rating by any other credit rating agency of recognized national standing;

          (i) Investments in publicly traded shares of any open-ended mutual fund, the aggregate asset value of which "marked to market" is at least $225,000,000, which is managed by a fund manager of recognized national standing, and which invests not less than 90% of its assets in obligations described in clauses (e) through (h) hereof; provided that any such Investments will be classified as current assets in accordance with generally accepted accounting principles; and

          (j) treasury stock of the Company.

As of any date of determination, each Restricted Investment shall be valued at the greater of:

          (x) the amount at which such Restricted Investment is shown on the books of the Company or any of its Restricted Subsidiaries (or zero if such Restricted Investment is not shown on any such books); and

          (y) either

               (i) in the case of any Guarantee of the obligation of any Person, the amount which the Company or any of its Restricted Subsidiaries has paid on account of such obligation less any recoupment by the Company or such Restricted Subsidiary of any such payments, or

               (ii) in the case of any other Restricted Investment, the excess of (x) the greater of (A) the amount originally entered on the books of the Company or any of its Restricted Subsidiaries with respect thereto and (B) the cost thereof to the Company or its Restricted Subsidiary over (y) any return of capital (after income taxes applicable thereto) upon such Restricted Investment through the sale or other liquidation thereof or part thereof or otherwise.

As used in this definition of "Restricted Investments": "Moody's" means Moody's Investors Service, Inc. and "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

In valuing any Investments for the purpose of any determination of "Consolidated Net Worth", (i) at any time when an entity becomes a Restricted Subsidiary, all Investments of such entity at such time shall be deemed to have been made by such entity, as a Restricted Subsidiary, at such time and (ii) all Investments of the Company and its Restricted Subsidiaries in a Restricted Subsidiary which is redesignated as an Unrestricted Subsidiary pursuant to paragraph 5D of this Agreement shall be deemed to have been made immediately after such redesignation.

          "Restricted Subsidiary" shall mean any Subsidiary which is not an Unrestricted Subsidiary.

          "Sale and Leaseback Transaction" shall mean, with respect to a Person and property, a transaction or series of transactions pursuant to which such Person sells such property with the intent at the time of entering into such transaction or transactions of leasing such property for a term in excess of six months.

          "Security" shall have the same meaning as in Section 2(a)(1) of the Securities Act.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Senior Financial Officer" shall mean the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

          "Significant Subsidiary" shall mean at any time any Subsidiary that would at such time constitute a "significant subsidiary" (as such term is defined in Regulation S-X of the Securities and Exchange Commission as in effect on the date of the closing) of the Company.

          "Subsidiary" shall mean, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar function) of such entity, and any partnership or joint venture if more than a 50% interest in profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily taken major business actions without the approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

          "Swaps" shall mean, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

          "Transaction Documents" shall mean this Agreement, the Notes, the Guaranty Agreements and the other agreements, documents, certificates and instruments now or hereafter executed or delivered by the Company or any Subsidiary or Affiliate in connection with this Agreement.

          "Transferee" shall mean any direct or indirect transferee of all or any part of any Note purchased by any Purchaser under this Agreement.

          "Unrestricted Subsidiary" shall mean a Subsidiary designated as such by the Company in the most recent notice (or, prior to any such notice, on Schedule 8A(1)) with respect to such Subsidiary given by the Company pursuant to and in accordance with the provisions of paragraph 5D.

          "USA Patriot Act" means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

          "Voting Stock" shall mean, with respect to any corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          "Wholly-Owned Restricted Subsidiary" shall mean, at any time, any Restricted Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Restricted Subsidiaries at such time.

     10C. Accounting and Legal Principles, Terms and Determinations. All references in this Agreement to "generally accepted accounting principles" shall be deemed to refer to generally accepted accounting principles in effect in the United States at the time of application thereof. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all unaudited financial statements and certificates and reports as to financial matters required to be furnished hereunder shall be prepared, in accordance with generally accepted accounting principles, applied on a basis consistent with the most recent audited consolidated financial statements of the Company and its Subsidiaries delivered pursuant to clause (ii) of paragraph 5A or, if no such statements have been so delivered, the most recent audited financial statements referred to in clause (i) of paragraph 8B. Any reference herein to any specific citation, section or form of law, statute, rule or regulation shall refer to such new, replacement or analogous citation, section or form should citation, section or form be modified, amended or replaced.

     11. MISCELLANEOUS.

     11A. Note Payments. The Company agrees that, so long as any Purchaser shall hold any Note, it will make payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to such Note, which comply with the terms of this Agreement, by wire transfer of immediately available funds for credit (not later than 12:00 noon, New York City time, on the date due) to such Purchaser's account or accounts as specified in the Purchaser Schedule attached hereto, or such other account or accounts in the United States as such Purchaser may designate in writing, notwithstanding any contrary provision herein or in any Note with respect to the place of payment. Each Purchaser agrees that, before disposing of any Note, such Purchaser will make a notation thereon (or on a schedule attached thereto) of all principal payments previously made thereon and of the date to which interest thereon has been paid. The Company agrees to afford the benefits of this paragraph 11A to any Transferee which shall have made the same agreement as each Purchaser has made in this paragraph 11A. No holder shall be required to present or surrender any Note or make any notation thereon, except that upon the written request of the Company made concurrently with or reasonably promptly after the payment or prepayment in full of any Note, the applicable holder shall surrender such Note for cancellation, reasonably promptly after such request, to the Company at its principal office.

     11B. Expenses. Whether or not the transactions contemplated hereby shall be consummated, the Company shall pay all out-of-pocket expenses arising in connection with such transactions, including:

          (i) (a) all stamp and documentary taxes and similar charges in connection with the issuance of the Notes (but not in connection with any transfer thereof), (b) costs of obtaining a private placement number from Standard and Poor's Ratings Group for the Notes and (c) fees and expenses of brokers, agents, dealers, investment banks or other intermediaries or placement agents (including without limitation William Blair and Company on behalf of the Company), in each case as a result of the execution and delivery of this Agreement or the other Transaction Documents or the issuance of the Notes (other than those retained by any Purchaser, or any such fees or expenses upon transfer of Notes);

          (ii) document production and duplication charges and the reasonable fees and expenses of any special counsel engaged by such Purchaser or such Transferee in connection with (a) this Agreement, any of the other Transaction Documents and the transactions contemplated hereby and (b) any subsequent proposed waiver, amendment or modification of, or proposed consent under, this Agreement or any other Transaction Document, whether or not such proposed waiver, amendment, modification or consent shall be effected or granted;

          (iii) the costs and expenses, including attorneys' and financial advisory fees, incurred by such Purchaser or such Transferee (a) in enforcing (or determining whether or how to enforce) any rights under this Agreement or the Notes or any other Transaction Document or (b) in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or any other Transaction Document or the transactions contemplated hereby or by reason of your or such Transferee's having acquired any Note, including without limitation costs and expenses incurred in any workout, restructuring or renegotiation proceeding or bankruptcy case; and

          (iv) any judgment, liability, claim, order, decree, cost, fee, expense, action or obligation resulting from the consummation of the transactions contemplated hereby, (a) including the use of the proceeds of the Notes by the Company and (b) excluding the transfer of any Note.

     The Company also will promptly pay or reimburse each Purchaser or holder of a Note (upon demand, in accordance with each such Purchaser's or holder's written instruction) for all fees and costs paid or payable by such Purchaser or holder to the Securities Valuation Office of the National Association of Insurance Commissioners in connection with the initial filing of this Agreement and all related documents and financial information.

     The obligations of the Company under this paragraph 11B shall survive the transfer of any Note or portion thereof or interest therein by any Purchaser or Transferee and the payment of any Note.

     11C. Consent to Amendments. This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act, of the Required Holder(s) except that, without the written consent of the holder or holders of all Notes at the time outstanding, no amendment to this Agreement shall change the maturity of any Note, or change the principal of, or the rate, method of computation or time of payment of interest on or any Yield-Maintenance Amount payable with respect to any Note, or affect the time, amount or allocation of any prepayments, or change the proportion of the principal amount of the Notes required with respect to any consent, amendment, waiver or declaration. Each holder of any Note at the time or thereafter outstanding shall be bound by any consent authorized by this paragraph 11C, whether or not such Note shall have been marked to indicate such consent, but any Notes issued thereafter may bear a notation referring to any such consent. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of any Note. As used herein and in the Notes, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

     11D. Form, Registration, Transfer and Exchange of Notes; Lost Notes. The Notes are issuable as registered notes without coupons in denominations of at least $500,000, except as may be necessary to (i) reflect any principal amount not evenly divisible by $500,000 or (ii) enable the registration of transfer by a holder of its entire holding of Notes; provided, however, that no such minimum denomination shall apply to Notes issued upon transfer by any holder of the Notes to Prudential or any of Prudential's Affiliates or to any other entity or group of

Affiliates with respect to which the Notes so issued or transferred shall be managed by a single entity. The Company shall keep at its principal office a register in which the Company shall provide for the registration of Notes and of transfers of Notes. Upon surrender for registration of transfer of any Note at the principal office of the Company, the Company shall, at its expense, execute and deliver one or more new Notes of like tenor and of a like aggregate principal amount, registered in the name of such transferee or transferees. Each Transferee shall make the representations of Purchasers set forth in paragraph 9 and shall agree to be bound by paragraph 11T. At the option of the holder of any Note, such Note may be exchanged for other Notes of like tenor and of any authorized denominations, of a like aggregate principal amount, upon surrender of the Note to be exchanged at the principal office of the Company. Whenever any Notes are so surrendered for exchange, the Company shall, at its expense, execute and deliver the Notes which the holder making the exchange is entitled to receive. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or such holder's attorney duly authorized in writing. Any Note or Notes issued in exchange for any Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, so that neither gain nor loss of interest shall result from any such transfer or exchange. Upon receipt of written notice from the holder of any Note of the loss, theft, destruction or mutilation of such Note and, in the case of any such loss, theft or destruction, upon receipt of such holder's unsecured indemnity agreement, or in the case of any such mutilation upon surrender and cancellation of such Note, the Company will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

     11E. Persons Deemed Owners; Participations. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name any
Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of, interest on and any Yield-Maintenance Amount payable with respect to such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to the preceding sentence, the holder of any Note may from time to time grant participations in such Note to any Person on such terms and conditions as may be determined by such holder in its sole and absolute discretion, provided that no additional obligation is sought to be imposed on Company thereby.

     11F. Survival of Representations and Warranties; Entire Agreement. All representations and warranties contained herein or in any other Transaction Documents or made in writing by or on behalf of the Company or any Guarantor in connection herewith or therewith shall survive the execution and delivery of this Agreement, the other Transaction Documents and the Notes, the transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any Transferee, regardless of any investigation  made  at  any  time  by or on  behalf  of  any  Purchaser  or any
Transferee. Subject to the preceding sentence, this Agreement, the other Transaction Documents and the Notes embody the entire agreement and understanding between the Purchasers and the Company with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

     11G. Successors and Assigns. All covenants and other agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee) whether so expressed or not.

     11H. Independence of Covenants. All covenants hereunder and in the other Transaction Documents shall be given independent effect so that if a particular action or condition is prohibited by any one of such covenants, the fact that it would be permitted by an exception to, or otherwise be in compliance within the limitations of, another covenant shall not (i) avoid the occurrence of a Default or Event of Default if such action is taken or such condition exists or (ii) in any way prejudice an attempt by the holder of any Note to prohibit through equitable action or otherwise the taking of any action by the Company or any Subsidiary which would result in a Default or Event of Default.

     11I. Notices. All written communications provided for hereunder shall be sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (i) if to any Purchaser, addressed to such Purchaser at the address specified for such communications in the Purchaser Schedule attached hereto, or at such other address as such Purchaser shall have specified to the Company in writing, (ii) if to any other holder of any Note, addressed to such other holder at such address as such other holder shall have specified to the Company in writing or, if any such other holder shall not have so specified an address to the Company, then addressed to such other holder in care of the last holder of such Note which shall have so specified an address to the Company, and (iii) if to the Company, addressed to it at 410 North Michigan Avenue, Suite 400, Chicago, Illinois, 60611, Attention: Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing; provided, however, that the financial statements required to be delivered under paragraphs 5(A)(i), (ii), (iii) and (iv) will be considered delivered when transmitted electronically to an address designated by the holder of the Notes if such an address has been so designated. Any communication to the Company may, in addition to the above, be delivered by any other means either to the Company at its address specified above or to any officer of the Company.

     11J. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Yield-Maintenance Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

     11K. Satisfaction Requirement. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to any Purchaser or to the Required Holder(s), the determination of such satisfaction shall be made by such Purchaser or the Required Holder(s), as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

     11L. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS AGREEMENT TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH, OR

THE  RIGHTS  OF  THE  PARTIES  TO  BE  GOVERNED   BY,  THE  LAWS  OF  ANY  OTHER
JURISDICTION).

     11M. SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES OR THE OTHER TRANSACTION DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS IN COOK COUNTY, ILLINOIS, OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY IRREVOCABLY ACCEPTS, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS PROVIDED IN PARAGRAPH 11I, SUCH SERVICE TO BECOME EFFECTIVE UPON RECEIPT. THE COMPANY AGREES THAT A FINAL AND NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT OR SUCH JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS BROUGHT IN ANY OF THE AFORESAID COURTS AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE COMPANY HAS OR MAY HEREAFTER ACQUIRE IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OF NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE WITH RESPECT TO ITSELF OR ITS PROPERTY), THE COMPANY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS. THE COMPANY AND EACH PURCHASER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

     11N. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     11O. Descriptive Headings; Advice of Counsel; Interpretation. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. Each party to this Agreement represents to the other parties to this Agreement that such party has been represented by counsel in connection with this Agreement and the other Transaction Documents, that such party has discussed this Agreement and the other Transaction Documents with its counsel and that any and all issues with respect to this Agreement and the other Transaction Documents have been resolved as set forth herein. No provision of this Agreement or any other Transaction Document shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, drafted or dictated such provision.

     11P. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

     11Q. Severalty of Obligations. The sales of Notes to the Purchasers are to be several sales, and the obligations of the Purchasers under this Agreement are several obligations. No failure by any Purchaser to perform its obligations under this Agreement shall relieve any other Purchaser or the Company of any of its obligations hereunder, and no Purchaser shall be responsible for the obligations of, or any action taken or omitted by, any other Purchaser hereunder.

     11R. Independent Investigation. Each Purchaser represents to and agrees with each other Purchaser that it has made its own independent investigation of the condition (financial and otherwise), prospects and affairs of the Company and its Subsidiaries in connection with its purchase of the Notes hereunder and has made and shall continue to make its own appraisal of the creditworthiness of the Company. No holder of Notes shall have any duties or responsibility to any other holder of Notes, either initially or on a continuing basis, to make any such investigation or appraisal or to provide any credit or other information with respect thereto. No holder of Notes is acting as agent or in any other fiduciary capacity on behalf of any other holder of Notes.

     11S. Directly or Indirectly. Where any provision in this Agreement refers to actions to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question in taken directly or indirectly by such Person.

     11T. Confidential Information. For the purposes of this paragraph 11T, "Confidential Information" means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser's behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by or on behalf of the Company or any Subsidiary or other person under obligation of confidentiality to the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under paragraph 5A that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information together with notice of its confidentiality to (i) such Purchaser's directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser's Notes), (ii) such Purchaser's financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this paragraph 11T,
(iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this paragraph
11T), (v) any Person from which such Purchaser offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this paragraph
11T), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser's Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this paragraph 11T as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this paragraph 11T.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.
                       SIGNATURES ON THE FOLLOWING PAGE.]

     11U. Binding Agreement. When this Agreement is executed and delivered by the Company and each of the Purchasers it shall become a binding agreement between the Company and each of the Purchasers.

                                     Very truly yours,

                                     OIL-DRI CORPORATION OF AMERICA



                                     By:   /s/ Daniel S. Jaffee
                                           -------------------------------------
                                           Name: Daniel S. Jaffee
                                                --------------------------------
                                           Title: President and CEO
                                                 -------------------------------





The foregoing Agreement
is hereby accepted as of the
date first above written



THE PRUDENTIAL INSURANCE COMPANY
  OF AMERICA



By:  /s/ G. Anthony Coletta
     --------------------------------
         Vice President




PRUDENTIAL RETIREMENT INSURANCE
  AND ANNUITY COMPANY

By:   Prudential Investment Management, Inc.,
      as investment manager


      By: /s/ G. Anthony Coletta
         ----------------------------
               Vice President

                               PURCHASER SCHEDULE
                         Oil-Dri Corporation of America
                           5.89% Senior Notes due 2015


                                                                                     Aggregate
                                                                                     Principal
                                                                                  Amount of Notes              Note
                                                                                  to be Purchased        Denomination(s)
                                                                                -------------------      ---------------

        PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY                        $7,500,000.00          $7,500,000.00


(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

        JP Morgan Chase Bank
        New York, NY
        ABA No. 021000021

        Account No. P86329 (please do not include spaces)

        Each such wire transfer shall set forth the name of the Company, a reference to "5.89% Senior Notes due 2015, Security No. INV10096, PPN
             " and the due date and application (as among principal, interest
        -----
        and Yield-Maintenance Amount) of the payment being made.

(2)     Address for all notices relating to payments:

        Prudential Retirement Insurance and Annuity Company
        c/o Prudential Investment Management, Inc.
        Private Placement Trade Management
        PRIAC Administration
        Gateway Center Four, 7th Floor
        100 Mulberry Street
        Newark, NJ 07102

        Telephone:  (973) 802-8107
        Facsimile:   (800) 224-2278

(3)     Address for all other communications and notices:

        Prudential Retirement Insurance and Annuity Company
        c/o Prudential Capital Group
        Two Prudential Plaza, Suite 5600
        180 North Stetson
        Chicago, IL 60601-6716

        Attention:  Managing Director


(4)     Address for Delivery of Notes:

        Send physical security by nationwide overnight delivery service to:

        Prudential Capital Group
        Two Prudential Plaza
        Suite 5600
        180 North Stetson
        Chicago, IL 60601-6716

        Attention:  Wiley S. Adams
        Telephone:  (312) 540-4204

(5)     Tax Identification No.: 06-1050034


                                                                                     Aggregate
                                                                                     Principal
                                                                                  Amount of Notes              Note
                                                                                  to be Purchased        Denomination(s)
                                                                                -------------------      ---------------

        THE PRUDENTIAL INSURANCE COMPANY OF AMERICA                                $7,500,000.00          $7,500,000.00

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

        Account No.:  P86189 (please do not include spaces)

        JPMorgan Chase Bank
        New York, NY
        ABA No.:  021-000-021

        Each such wire transfer shall set forth the name of the Company, a reference to "5.89% Senior Notes due 2015, Security No. INV10096, PPN
             " and the due date and application (as among principal, interest
        -----
        and Yield-Maintenance Amount) of the payment being made.

(2)     Address for all notices relating to payments:

        The Prudential Insurance Company of America
        c/o Investment Operations Group
        Gateway Center Two, 10th Floor
        100 Mulberry Street
        Newark, NJ 07102-4077

        Attention:  Manager, Billings and Collections

(3)     Address for all other communications and notices:

        The Prudential Insurance Company of America
        c/o Prudential Capital Group
        Two Prudential Plaza
        Suite 5600
        180 North Stetson
        Chicago, IL 60601-6716

        Attention:  Managing Director

(4)     Recipient of telephonic prepayment notices:

        Manager, Trade Management Group

        Telephone:  (973) 367-3141
        Facsimile:   (800) 224-2278


(5)     Address for Delivery of Notes:

        Send physical security by nationwide overnight delivery service to:

        Prudential Capital Group
        Two Prudential Plaza
        Suite 5600
        180 North Stetson
        Chicago, IL 60601-6716

        Attention:  Wiley S. Adams
        Telephone:  (312) 540-4204

(6)     Tax Identification No.: 22-1211670

                                                                       EXHIBIT A


                                 [FORM OF NOTE]

                         OIL-DRI CORPORATION OF AMERICA

                     5.89% SENIOR NOTE DUE OCTOBER 15, 2015


No.                                                                       [Date]
    -----
$
 ---------


     FOR VALUE RECEIVED, the undersigned, OIL-DRI CORPORATION OF AMERICA, a corporation organized and existing under the laws of the State of Delaware (herein called the "Company"), hereby promises to pay to
                                                        , or registered assigns,
---------------------------- ---------------------------
the principal sum of                           DOLLARS on October 15, 2015, with
                     -------------------------
interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof at the rate of 5.89% per annum (or, during any period when an Event of Default shall be in existence, at the election of the Required Holder(s) at the Default Rate (as defined below)) from the date hereof, payable semiannually on the 15th day of April and October in each year, commencing with the April or October next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of Yield-Maintenance Amount and, to the extent permitted by applicable law, any overdue payment of interest, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate. The "Default Rate" shall mean a rate per annum from time to time equal to the greater of (i) 7.89% or (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank from time to time in New York City as its Prime Rate.

     Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of JPMorgan Chase Bank in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

     This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to a Note Agreement, dated as of December 16, 2005 (herein called the "Agreement"), among the Company and the original purchasers of the Notes named in the Purchaser Schedule attached thereto and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in paragraph 11T of the Agreement and (ii) to have made the representations set forth in paragraph 9 of the Agreement.

     This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     The Company agrees to make required prepayments of principal on the dates and in the amounts specified in the Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

     This Note is guaranteed pursuant to one or more Guaranty Agreements executed by certain guarantors. Reference is made to such Guaranty Agreements for a statement concerning the terms and conditions governing such guarantee of the obligations of the Company hereunder.

     The Company and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration (except to the extent required in the Agreement), protest and diligence in collecting in connection with this Note, whether now or hereafter required by applicable law.

     In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

     Capitalized terms used herein which are defined in the Agreement and not otherwise defined herein shall have the meanings as defined in the Agreement.

     THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF ILLINOIS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS NOTE TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH THE LAWS OF ANY OTHER JURISDICTION).

                                             OIL-DRI CORPORATION OF AMERICA



                                             By:
                                                --------------------------------
                                                Title:
                                                      --------------------------

                                                                       EXHIBIT C


                          [FORM OF GUARANTY AGREEMENT]



                               GUARANTY AGREEMENT


          This AGREEMENT (the "Guaranty"), dated as of December 16, 2005, is made by each of the parties signatory hereto as a "Guarantor" (each, a "Guarantor") in favor of the holders of the Notes (as defined below) from time to time (the "Holders").

                                   WITNESSETH:

          WHEREAS, Oil-Dri Corporation of America, a Delaware corporation (the "Company"), has entered into that certain Note Agreement, dated as of December 16, 2005, between the Company and the Purchasers named in the Purchaser Schedule attached thereto (as amended, the "Note Agreement"), pursuant which the Company has issued its 5.89% Senior Notes due October 15, 2015 in the aggregate original principal amount of $15,000,000 (the "Notes"); and

          WHEREAS, each of the Guarantors is a Subsidiary of the Company; and

          WHEREAS, as a condition to entering into the Note Agreement, each Purchaser has required that the Guarantors execute and deliver this Guaranty for the benefit of the Holders;

          NOW THEREFORE, to satisfy one of the conditions precedent to the effectiveness of the Note Agreement, for and in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Guarantor, intending to be legally bound, does hereby covenant and agree as follows:

          1. DEFINITIONS; RECITALS. Capitalized terms that are used in this Guaranty and not defined in this Guaranty shall have the meaning ascribed to them in the Note Agreement. The recitals in this Guaranty are incorporated into this Guaranty.

          2. THE GUARANTY.

          2A. Guaranty of Payment. Each Guarantor, jointly and severally, absolutely, unconditionally and irrevocably guarantees the full and prompt payment in United States currency when due (whether at maturity, a stated prepayment date or earlier by reason of acceleration or otherwise) and at all times thereafter, of all of the indebtedness, existing on the date hereof or arising from time to time hereafter, whether direct or indirect, joint or several, actual, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, of the Company to any Holder under or in respect of the Note Agreement, the Notes and the other Transaction Documents, including, without limitation, the principal of and interest (including, without limitation, interest accruing before, during or after any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding, and, if interest ceases to accrue by operation of law by reason of any such proceeding, interest which otherwise would have accrued in the absence of such proceeding, whether or not allowed as a claim in such proceeding) on the Notes and any Yield-Maintenance Amount (collectively, the "Guarantied Obligations"). This is a continuing guaranty of payment and not of collection. Notwithstanding the foregoing, the aggregate amount of any Guarantor's liability under this Guaranty shall not exceed the maximum amount that such Guarantor can guaranty without violating, or causing this Guaranty or such Guarantor's obligations under this Guaranty to be void, voidable or otherwise unenforceable under, any fraudulent conveyance or fraudulent transfer law, including Section 548(a)(2) of the Bankruptcy Code.

          Upon an Event of Default, any Holder may, at its sole election and without notice, proceed directly and at once against any Guarantor to seek and enforce payment of, and to collect and recover, the Guarantied Obligations, or any portion thereof, without first proceeding against the Company, any other Guarantor or any other Person or against any security for the Guarantied Obligations or for the liability of any such other Person or the Guarantor hereunder. Each Holder shall have the exclusive right to determine the application of payments and credits, if any, to such Holder from each Guarantor, the Company or from any other Person on account of the Guarantied Obligations or otherwise. This Guaranty and all covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until such a time as all of the Guarantied Obligations shall be indefeasibly paid in full in cash.

          2B. Obligations Unconditional. The obligations of each Guarantor under this Guaranty shall be continuing, absolute and unconditional, irrespective of
(i) the invalidity or unenforceability of the Note Agreement, the Notes or any other agreements, documents, certificates and instruments now or hereafter executed or delivered by the Company or any other Guarantor or any other Person in connection with the Note Agreement or any provision thereof; (ii) the absence of any attempt by any Holder to collect the Guarantied Obligations or any portion thereof from the Company, any other Guarantor or any other Person or other action to enforce the same; (iii) any failure by any Holder to acquire, perfect or maintain any security interest or lien in, or take any steps to preserve its rights to, any security for the Guarantied Obligations or any portion thereof or for the liability of any Guarantor hereunder or the liability of the Company, any other Guarantor or any other Person or any or all of the Guarantied Obligations; (iv) any defense arising by reason of any disability (other than a defense of payment, unless the payment on which such defense is based was or is subsequently invalidated, declared to be fraudulent or preferential, otherwise avoided and/or required to be repaid to the Company or a Guarantor, as the case may be, or the estate of any such party, a trustee, receiver or any other Person under any bankruptcy law, state or federal law, common law or equitable cause, in which case there shall be no defense of payment with respect to such payment) of the Company or any other Person liable on the Guarantied Obligations or any portion thereof; (v) any Holder's election, in any proceeding instituted under Chapter 11 of Title 11 of the Federal Bankruptcy Code (11 U.S.C. ss.101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code; (vi) any borrowing or grant of a security interest to any Holder by the Company as
debtor-in-possession,   or  extension  of  credit,  under  Section  364  of
the Bankruptcy Code; (vii) the disallowance or avoidance of all or any portion of any Holder's claim(s) for repayment of the Guarantied Obligations under the Bankruptcy Code or any similar state law or the avoidance, invalidity or unenforceability of any Lien securing the Guarantied Obligations or the liability of any Guarantor hereunder or of the Company or any other guarantor of all or any part of the Guarantied Obligations; (viii) any amendment to, waiver or modification of, or consent, extension, indulgence or other action or inaction under or in respect of the Note Agreement, the Notes or any other agreements, documents, certificates and instruments now or hereafter executed or delivered by the Company or any Guarantor or any other guarantor in connection with the Note Agreement (including, without limitation, any increase in the interest rate on the Notes); (ix) any change in any provision of any applicable law or regulation; to the extent the same may be waived under any such applicable law or regulation; (x) any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, binding on or affecting any Guarantor, the Company or any other guarantor or any of their assets; (xi) the certificate of incorporation or articles of organization (as the case may be), or the by-laws or limited liability company agreement (as the case may be) of any Guarantor or the Company or any other guarantor; (xii) any mortgage, indenture, lease, contract, or other agreement (including without limitation any agreement with stockholders), instrument or undertaking to which any Guarantor or the Company is a party or which purports to be binding on or affect any such Person or any of its assets; (xiii) any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Company, any Guarantor or any other guarantor of all or any portion of any Guarantied Obligations or any such Person's property and any failure by any Holder to file or enforce a claim against the Company, any Guarantor or any such other Person in any such proceeding; (xiv) any failure on the part of the Company for any reason to comply with or perform any of the terms of any other agreement with any Guarantor; or (xv) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (other than a defense of payment, unless the payment on which such defense is based was or is subsequently invalidated, declared to be fraudulent or preferential, otherwise avoided and/or required to be repaid to the Company or a Guarantor, as the case may be, or the estate of any such party, a trustee, receiver or any other Person under any bankruptcy law, state or federal law, common law or equitable cause, in which case there shall be no defense of payment with respect to such payment).

          2C. Obligations Unimpaired. Each Guarantor agrees that each Holder is authorized, without demand or notice, which demand and notice are hereby waived, and without discharging or otherwise affecting the obligations of any Guarantor hereunder (which shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time to (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Guarantied Obligations or any portion thereof, or otherwise modify, amend or change the terms of the Note Agreement, the Notes or any other agreements, documents, certificates and instruments now or hereafter executed or delivered by the Company or any Guarantor in connection with the Note Agreement;
(ii) accept partial payments on the Guarantied Obligations; (iii) take and hold security for the Guarantied Obligations or any portion thereof or any other liabilities of the Company, the obligations of any Guarantor under this Guaranty and the obligations under any other guaranties and sureties of all or any of the Guarantied Obligations, and exchange, enforce, waive, release, sell, transfer, assign, abandon, fail to perfect, subordinate or otherwise deal with any such security; (iv) apply such security and direct the order or manner of sale thereof as any Holder may determine in its sole discretion; (v) settle, release, compromise, collect or otherwise liquidate the Guarantied Obligations or any portion thereof and any security therefor or guaranty thereof in any manner; (vi) extend additional loans, credit and financial accommodations to the Company and otherwise create additional Guarantied Obligations; (vii) waive strict compliance with the terms of the Note Agreement, the Notes or any other agreements, documents, certificates and instruments now or hereafter executed or delivered by the Company or any Guarantor in connection with the Note Agreement and otherwise forbear from asserting any Holder's rights and remedies thereunder; (viii) take and hold additional guaranties or sureties and enforce or forbear from enforcing any guaranty or surety of any other guarantor or surety of the Guarantied Obligations, any portion thereof or release or otherwise take any action (or omit to take any action) with respect to any such guarantor or surety; (ix) assign this Guaranty in part or in whole in connection with any assignment of the Guarantied Obligations or any portion thereof; (x) exercise or refrain from exercising any of its rights against the Company or any Guarantor; and (xi) apply any sums, by whomsoever paid or however realized, to the payment of the Guarantied Obligations as any Holder in its sole discretion may determine.

          2D. Waivers of Guarantors. Each Guarantor waives for the benefit of the Holders:

          (i) any right to require any Holder, as a condition of payment or performance by such Guarantor or otherwise to (a) proceed against the Company, any other Guarantor, any other guarantor of the Guarantied Obligations or any other Person, (b) proceed against or exhaust any security given to or held by any Holder in connection with the Guarantied Obligations or any other guaranty, or (c) pursue any other remedy available to any Holder whatsoever;

          (ii) any defense arising by reason of (a) the incapacity, lack of authority or any disability of the Company, including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto (other than a defense of payment, unless the payment on which such defense is based was or is subsequently invalidated, declared to be fraudulent or preferential, otherwise avoided and/or required to be repaid to the Company or a Guarantor, as the case may be, or the estate of any such party, a trustee, receiver or any other Person under any bankruptcy law, state or federal law, common law or equitable cause, in which case there shall be no defense of payment with respect to such payment), (b) the cessation of the liability of the Company from any cause other than indefeasible payment in full of the Guarantied Obligations in cash or (c) any act or omission of any Holder or any other Person which directly or indirectly, by operation of law or otherwise, results in or aids the discharge or release of the Company or any security given to or held by any Holder in connection with the Guarantied Obligations or any other guaranty;

          (iii) any defense based upon any Holder's errors or omissions in the administration of the Guarantied Obligations;

          (iv) (a) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor's obligations thereunder except to the extent any such principle, provision or discharge may not be waived under applicable law, (b) the benefit of any statute of limitations affecting the Guarantied Obligations or such Guarantor's liability hereunder or the enforcement hereof, (c) any rights to set-offs, recoupments and counterclaims, and (d) promptness, diligence and any requirement that any Holder protect, maintain, secure, perfect or insure any Lien or any property subject thereto;

          (v) notices (a) of nonperformance or dishonor, (b) of acceptance of this Guaranty by any Holder or by any Guarantor, (c) of default in respect of the Guarantied Obligations or any other guaranty, (d) of the existence, creation or incurrence of new or additional indebtedness, arising either from additional loans extended to the Company or otherwise, (e) that the principal amount, or any portion thereof, and/or any interest on any document or instrument evidencing all or any part of the Guarantied Obligations is due, (f) of any and all proceedings to collect from the Company, any Guarantor or any other guarantor of all or any part of the Guarantied Obligations, or from anyone else,
(g) of exchange, sale, surrender or other handling of any security or collateral given to any Holder to secure payment of the Guarantied Obligations or any guaranty therefor, (h) of renewal, extension or modification of any of the Guarantied Obligations, (i) of assignment, sale or other transfer of any Note to a Transferee, or (j) of any of the matters referred to in paragraph 2B and any right to consent to any thereof;

          (vi) presentment, demand for payment or performance and protest and notice of protest with respect to the Guarantied Obligations or any guaranty with respect thereto; and

          (vii) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

          Each Guarantor agrees that no Holder shall be under any obligation to marshall any assets in favor of such Guarantor or against or in payment of any or all of the Guarantied Obligations.

          No Guarantor will exercise any rights which it may have acquired by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement or indemnity or contribution or any rights or recourse to any security for the Guarantied Obligations or this Guaranty unless at the time of such Guarantor's exercise of any such right there shall have been performed and indefeasibly paid in full in cash all of the Guarantied Obligations.

          2E. Revival. Each Guarantor agrees that, if any payment made by the Company or any other Person is applied to the Guarantied Obligations and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any security are required to be returned by any Holder to the Company, its estate, trustee, receiver or any other Person, including, without limitation, any Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, such Guarantor's liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto this Guaranty shall have been canceled or surrendered (and if any lien, security interest or other collateral securing such Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such lien, security interest or other collateral) shall be reinstated and returned in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Guarantor in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

          2F. Obligation to Keep Informed. Each Guarantor shall be responsible for keeping itself informed of the financial condition of the Company and any other Persons primarily or secondarily liable on the Guarantied Obligations or any portion thereof, and of all other circumstances bearing upon the risk of nonpayment of the Guarantied Obligations or any portion thereof, and each Guarantor agrees that no Holder shall have any duty to advise such Guarantor of information known to such Holder regarding such condition or any such circumstance. If any Holder, in its discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, such Holder shall not be under any obligation (i) to undertake any investigation, whether or not a part of its regular business routine, (ii) to disclose any information which such Holder wishes to maintain confidential, or (iii) to make any other or future disclosures of such information or any other information to any Guarantor.

          2G. Bankruptcy.  If any Event of Default specified in clauses (vii) or
(viii) of paragraph 7A of the Note Agreement shall occur and be continuing, then each Guarantor agrees to immediately pay to the Holders the full outstanding amount of the Guarantied Obligations without notice.

No waiver by any Guarantor in this Guaranty shall, in and of itself, be deemed a waiver by the Company of any right of, or benefit afforded to, the Company under the Note Agreement.

          3. REPRESENTATIONS AND WARRANTIES.

          Each Guarantor represents, covenants and warrants as follows:

          3A. Organization. Such Guarantor is a corporation or limited liability company (as the case may be) duly organized and existing in good standing under the laws of the state of its organization and is qualified to do business and in good standing in every jurisdiction where the ownership of its property or the nature of the business conducted by it makes such qualification necessary and in which the failure to be so qualified or licensed could be reasonably likely to have a Material Adverse Effect.

          3B. Power and Authority. Such Guarantor has all requisite power to conduct its business as currently conducted and as currently proposed to be conducted. Such Guarantor has all requisite power to execute, deliver and perform its obligations under this Guaranty. The execution, delivery and performance of this Guaranty have been duly authorized by all requisite action and this Guaranty has been duly executed and delivered by authorized officers of such Guarantor and is the valid obligation of such Guarantor, legally binding upon and enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          3C. Conflicting Agreements and Other Matters. The execution and delivery of this Guaranty and the fulfillment of or the compliance with the terms and provisions hereof will not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of such Guarantor or any of its Subsidiaries pursuant to, the certificate of incorporation or articles of organization (as the case may be), the by-laws or limited liability company agreement (as the case may be) of such Guarantor or any of its Subsidiaries any award of any arbitrator or any agreement (including any agreement with stockholders or holders of membership interests (as the case may be) of such Guarantor or Persons with direct or indirect ownership interests in stockholders or holders of membership interests (as the case may be) of such Guarantor), instrument, order, judgment, decree, statute, law, rule or regulation to which such Guarantor or any of its Subsidiaries is subject. Neither such Guarantor nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing any Indebtedness of such Guarantor or such Subsidiary any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, obligations of such Guarantor of the type to be evidenced by this Guaranty.

          3D. ERISA. The execution and delivery of this Guaranty will be exempt from, or will not involve any transaction which is subject to, the prohibitions of section 406 of ERISA and will not involve any transaction in connection with which a penalty could be imposed under section 502(i) of ERISA or a tax could be imposed pursuant to section 4975 of the Code.

          3E. Governmental Consent. Neither the nature of such Guarantor or of any Subsidiary of such Guarantor nor any of their respective businesses or properties, nor any relationship between such Guarantor or any Subsidiary of such Guarantor and any other Person, nor any circumstance in connection with the execution, delivery and performance of this Guaranty, is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental body (including, without limitation, notifications required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, but excluding routine filings after the date of closing with the Securities and Exchange Commission and/or state Blue Sky authorities).

          3F. Regulatory Status. Neither such Guarantor nor any Subsidiary of the Guarantor is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended, or
(iii) a "public utility" within the meaning of the Federal Power Act, as amended.

          4. MISCELLANEOUS.

          4A. Successors, Assigns and Participants. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of each Holder and its successors, transferees and assigns; all references herein to a Guarantor shall be deemed to include its successors and assigns, and all references herein to any Holder shall be deemed to include its successors and assigns. This Guaranty shall be enforceable by each Holder and any of such Holder's successors, assigns and participants, and any such successors and assigns shall have the same rights and benefits with respect to each Guarantor under this Guaranty as such Holder hereunder.

          4B. Consent to Amendments. This Guaranty may be amended, and a Guarantor may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if such Guarantor shall obtain the written consent to such amendment, action or omission to act, of the Required Holder(s) of the Notes, except that, without the written consent of all of the holders of the Notes, (i) no amendment to or waiver of the provisions of this Guaranty shall change or affect the provisions of this paragraph 4B insofar as such provisions relate to proportions of the principal amount of the Notes, or the rights of any individual holder of the Notes, required with respect to any consent, (ii) no Guarantor shall be released from this Guaranty, and (iii) no amendment, consent or waiver with respect to paragraph 2A or the definition of "Guarantied Obligations" (except to add additional obligations of the Company) shall be effective. Each Holder at the time or thereafter outstanding shall be bound by any consent authorized by this paragraph 4B, whether or not the Note held by such Holder shall have been marked to indicate such consent, but any Notes issued thereafter may bear a notation referring to any such consent. No course of dealing between any Guarantor and any Holder nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any Holder. As used herein, the term "this Guaranty" and references thereto shall mean this Guaranty as it may from time to time be amended or supplemented. Notwithstanding the foregoing, this Guaranty may be amended by the addition of additional Guarantors pursuant to a Guaranty Joinder in the form of Exhibit A hereto.

          4C. Survival of Representations and Warranties; Entire Agreement. All representations and warranties contained herein or made in writing by or on behalf of each Guarantor in connection herewith shall survive the execution and delivery of this Guaranty, the transfer by any Holder of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any Transferee, regardless of any investigation made at any time by or on behalf of any Holder or any Transferee. Subject to the preceding sentence, this Guaranty embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

          4D. Notices. All written communications provided for hereunder shall be sent by first class mail or telegraphic notice or nationwide overnight delivery service (with charges prepaid) or by hand delivery or telecopy and addressed:

          (i) in the case of each Guarantor, to:

              c/o Oil-Dri Corporation of America
              410 North Michigan Avenue
              Chicago, Illinois, 60611
              Attention: Chief Financial Officer
              Phone: (312) 706-3209

              Fax: (312) 706-1223

          (ii) in the case of any Holder, to the address specified for notices to such Holder under the Note Agreement;

or, in either case, at such other address as shall be designated by such Person in a written notice to the other parties hereto.

          4E. Descriptive Headings. The descriptive headings of the several paragraphs of this Guaranty are inserted for convenience only and do not constitute a part of this Guaranty.

          4F. Satisfaction Requirement. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Guaranty required to be satisfactory to any Holder or the Required Holder(s) of the Notes, the determination of such satisfaction shall be made by such Holder or such Required Holder(s), as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

          4G. Governing Law. THIS GUARANTY SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS GUARANTY TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH, OR THE RIGHTS OF THE PARTIES TO BE GOVERNED BY, THE LAWS OF ANY OTHER JURISDICTION).

          4H. Counterparts. This Guaranty may be executed simultaneously in two or more counterparts, each of which shall be an original and constitute one and the same agreement. It shall not be necessary in making proof of this Guaranty to produce or account for more than one such counterpart. Delivery of an executed counterpart of a signature page hereto by facsimile shall be effective as delivery of a manually executed counterpart of this Guaranty.

          4I. SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS IN COOK COUNTY, ILLINOIS, OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS PROVIDED IN SECTION 4D(i), SUCH SERVICE TO BECOME EFFECTIVE UPON RECEIPT. EACH GUARANTOR AGREES THAT A FINAL AND NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE
ENFORCED  IN ANY OTHER  JURISDICTION

BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GUARANTOR IN ANY OTHER JURISDICTION. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY BROUGHT IN ANY OF THE AFORESAID COURTS AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          4J. Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is prohibited by any one of such covenants, the fact that it would be permitted by an exception to, or otherwise be in compliance within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or such condition exists.

          4K. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                            [signature page follows]

          IN WITNESS WHEREOF, each Guarantor has caused this Guaranty Agreement to be duly executed as of the date first above written.

                                       OIL-DRI CORPORATION OF GEORGIA,  a
                                       Georgia corporation


                                       By:
                                           --------------------------------
                                           Title:
                                                 --------------------------


                                       OIL-DRI PRODUCTION COMPANY, a
                                       Mississippi corporation


                                       By:
                                           --------------------------------
                                           Title:
                                                 --------------------------


                                       OIL-DRI CORPORATION OF NEVADA, a
                                       Nevada corporation


                                       By:
                                           --------------------------------
                                           Title:
                                                 --------------------------

                                       MOUNDS PRODUCTION COMPANY, LLC,
                                       an Illinois limited liability company


                                       By: MOUNDS MANAGEMENT, INC., Its
                                       Managing Member

                                       By:
                                           --------------------------------
                                           Title:
                                                 --------------------------

                                       MOUNDS MANAGEMENT, INC., a Delaware
                                       corporation

                                       By:
                                           --------------------------------
                                           Title:
                                                 --------------------------

                                       BLUE MOUNTAIN PRODUCTION
                                       COMPANY, a Mississippi corporation


                                       By:
                                           --------------------------------
                                           Title:
                                                 --------------------------

                                       TAFT PRODUCTION COMPANY, a Delaware
                                       corporation


                                       By:
                                           --------------------------------
                                           Title:
                                                 --------------------------

                                                                       EXHIBIT A

                [FORM OF JOINDER AGREEMENT TO GUARANTY AGREEMENT]

                 JOINDER AGREEMENT NO.    TO GUARANTY AGREEMENT
                                      ----

                       Re: OIL-DRI CORPORATION OF AMERICA

     This  Joinder  Agreement  is made as of                ,  in  favor  of the
                                              --------------
Holders (as such terms are defined in the Oil-Dri Guaranty, as hereinafter defined).

     A. Reference is made to the Guaranty Agreement made as of December 16, 2005 (as such Guarantee may be supplemented, amended, restated or consolidated from time to time, the "Oil-Dri Guaranty") by certain Persons in favor of the Holders (as defined in the Oil-Dri Guaranty), under which such Persons have guaranteed to the Holders the due payment and performance by Oil-Dri Corporation of America, a Delaware corporation ("Oil-Dri") of the Guarantied Obligations (as defined in the Oil-Dri Guaranty).

     B.  Capitalized  terms  used  but not  otherwise  defined  in this  Joinder
Agreement  have  the  respective  meanings  given to such  terms in the  Oil-Dri
Guaranty, including the definitions of terms incorporated in the Oil-Dri Guaranty by reference to other agreements.

     C. Section 4B of the Oil-Dri Guaranty provides that additional Persons may from time to time after the date of the Oil-Dri Guaranty become Guarantors under the Oil-Dri Guaranty by executing and delivering to the Holders a supplemental agreement to the Oil-Dri Guaranty in the form of this Joinder Agreement.

     For  valuable   consideration,   each  of  the  undersigned  (each  a  "New
Guarantor") severally (and not jointly, or jointly and severally) agrees as follows:

     1. Each of the New Guarantors has received a copy of, and has reviewed, the Oil-Dri Guaranty and the Transaction Documents in existence on the date of this Joinder Agreement and is executing and delivering this Joinder Agreement to the Holders pursuant to Section 4B of the Oil-Dri Guaranty.

     2. Effective from and after the date this Joinder Agreement is executed and delivered to the Holders by any one of the New Guarantors (and irrespective of whether this Joinder Agreement has been executed and delivered by any other Person), such New Guarantor is, and shall be deemed for all purposes to be, a Guarantor under the Oil-Dri Guaranty with the same force and effect, and subject to the same agreements, representations, guarantees, indemnities, liabilities and obligations, as if such New Guarantor was, effective as of the date of this Joinder Agreement, an original signatory to the Oil-Dri Guaranty as a Guarantor. In furtherance of the foregoing, each of the New Guarantors jointly and severally guarantees to Holders in accordance with the provisions of the Oil-Dri Guaranty the due and punctual payment and performance in full of each of the Guarantied Obligations as each such Guarantied Obligation becomes due from time to time (whether because of maturity, default, demand, acceleration or otherwise) and understands, agrees and confirms that the Holders may enforce the Oil-Dri Guaranty and this Joinder Agreement against such New Guarantor for the benefit of the Holders up to the full amount of the Guarantied Obligations without proceeding against any other Guarantor, Oil-Dri, any other Person or any collateral securing the Guarantied Obligations. The terms and provisions of the Oil-Dri Guaranty are incorporated by reference in this Joinder Agreement.

     3. Upon this Joinder Agreement bearing the signature of any Person having authority to bind any New Guarantor being delivered to any Holder, and irrespective of whether this Joinder Agreement has been executed by any other Person, this Joinder Agreement will be deemed to be finally and irrevocably executed and delivered by, and be effective and binding on, and enforceable against, such New Guarantor free from any promise or condition affecting or limiting the liabilities of such New Guarantor and such New Guarantor shall be, and shall be deemed for all purposes to be, a Guarantor under the Oil-Dri Guaranty. No statement, representation, agreement or promise by any officer, employee or agent of any Holder forms any part of this Joinder Agreement or the Oil-Dri Guaranty or has induced the making of this Joinder Agreement or the Oil-Dri Guaranty by any of the New Guarantors or in any way affects any of the obligations or liabilities of any of the New Guarantors in respect of the Guarantied Obligations.

     4. This Joinder Agreement may be executed in counterparts. Each executed counterpart shall be deemed to be an original and all counterparts taken together shall constitute one and the same Joinder Agreement. Delivery of an executed signature page to this Joinder Agreement by any New Guarantor by facsimile transmission shall be as effective as delivery of a manually executed copy of this Joinder Agreement by such New Guarantor.

     5. This Joinder Agreement is a contract made under, and will for all purposes be governed by and interpreted and enforced according to, the internal laws of the State of Illinois excluding any conflict of laws rule or principle which might refer these matters to the laws of another jurisdiction.

     6. This Joinder Agreement and the Oil-Dri Guaranty shall be binding upon each of the New Guarantors and the successors of each of the New Guarantors. None of the New Guarantors may assign any of its obligations or liabilities in respect of the Guarantied Obligations.

     IN WITNESS OF WHICH this Joinder Agreement has been duly executed and delivered by each of the New Guarantors as of the date indicated on the first page of this Joinder Agreement.

                                     [NEW GUARANTOR]


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------